As filed with the U.S. Securities and Exchange Commission on June 28, 2022

  File No. 333-200973
  File No. 811-23015

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 12
and

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 14

________________________

SEI CATHOLIC VALUES TRUST

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices)

(610) 676-1000
(Registrant's Telephone Number)

Timothy D. Barto, Esq.

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

________________________

Title of Securities Being Registered...Units of Beneficial Interest

________________________

It is proposed that this filing become effective (check appropriate box)

               ☐ immediately upon filing pursuant to paragraph (b)

               ☒ on June 30, 2022 pursuant to paragraph (b)

               ☐ 60 days after filing pursuant to paragraph (a)(1)

               ☐ on [date] pursuant to paragraph (a)(1)

               ☐ 75 days after filing pursuant to paragraph (a)(2)

               ☐ on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

               ☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

June 30, 2022

PROSPECTUS

SEI Catholic Values Trust

Class F Shares

•  Catholic Values Equity Fund (CAVAX)

•  Catholic Values Fixed Income Fund (CFVAX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Paper copies of the Funds' shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds' website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

SEI / PROSPECTUS

SEI CATHOLIC VALUES TRUST

About This Prospectus

FUND SUMMARY
CATHOLIC VALUES EQUITY FUND	1
CATHOLIC VALUES FIXED INCOME FUND	8
Purchase and Sale of Fund Shares	16
Tax Information	16
Payments to Broker-Dealers and Other Financial Intermediaries	16
MORE INFORMATION ABOUT INVESTMENTS	16
MORE INFORMATION ABOUT RISKS	17
Risk Information Common to the Funds	17
More Information About Principal Risks	17
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	29
INVESTMENT ADVISER	29
SUB-ADVISERS	30
Information About Voluntary Fee Waivers	31
Sub-Advisers and Portfolio Managers	32
PURCHASING, EXCHANGING AND SELLING FUND SHARES	36
HOW TO PURCHASE FUND SHARES	37
Pricing of Fund Shares	37
Frequent Purchases and Redemptions of Fund Shares	40
Foreign Investors	41
Customer Identification and Verification and Anti-Money Laundering Program	41
HOW TO EXCHANGE YOUR FUND SHARES	42
HOW TO SELL YOUR FUND SHARES	42
Receiving Your Money	43
Methods Used to Meet Redemption Obligations	43
Low Balance Redemptions	43
Suspension of Your Right to Sell Your Shares	43
Telephone Transactions	43
Unclaimed Property	44
DISTRIBUTION OF FUND SHARES	44
SERVICE OF FUND SHARES	44
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	44
DIVIDENDS, DISTRIBUTIONS AND TAXES	44
Dividends and Distributions	44
Taxes	45
ADDITIONAL INFORMATION	46
FINANCIAL HIGHLIGHTS	47
HOW TO OBTAIN MORE INFORMATION ABOUT SEI CATHOLIC VALUES TRUST	Back Cover

SEI / PROSPECTUS

CATHOLIC VALUES EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.63%
Total Annual Fund Operating Expenses	1.23%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Catholic Values Equity Fund — Class F Shares	$125	$390	$676	$1,489

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human

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dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' (USCCB) Socially Responsible Investing Guidelines (Guidelines). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund's investment adviser, SEI Investments Management Corporation (SIMC, or the Adviser), has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in common stocks and other equity securities, which may include preferred stocks, warrants, participation notes and depositary receipts. The Fund invests primarily in securities of domestic companies, but may also, to a lesser extent, invest in securities of foreign companies, which may include companies in emerging markets. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. The Fund may invest in exchange-traded funds (ETFs) or equity swaps to obtain exposure to the equity market during high volume periods of investment into the Fund.

SIMC seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers). The allocation is made based on the Adviser's desire to achieve performance objectives while keeping appropriate balance among differing investment styles and philosophies offered by the Sub-Advisers, including growth-oriented, value-oriented, stability-oriented, and/or blended approaches to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from professional financial research analysts and momentum, while stability-oriented managers generally select stocks they believe have sustainable competitive advantages, less economic sensitivity and/or less volatility, and value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as assets, capital structure, earnings, and/or cash flows.

The Fund implements its views on the Guidelines through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of the other Sub-Advisers. Such other Sub-Advisers provide a model portfolio to the Fund on an ongoing basis that represents their recommendations as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios, with the weighting of each Sub-Adviser's model in the total portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, but also has the authority to vary from such aggregation: (i) to conform the Fund's securities transactions by avoiding issuers identified as not aligning with the Guidelines; (ii) to favor, consistent with the Guidelines, securities of companies that are more highly ranked with respect to environmental, social and governance criteria than other companies in the Fund's portfolio; (iii) to seek to achieve lower volatility; and (iv) to a lesser extent, manage risks, seek trading cost efficiencies or efficient tax management. In addition to acting as overlay manager, the overlay manager may also manage a portion of the Fund's portfolio, as determined by the Adviser.

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The Fund may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals as a result of changes in portfolio strategy or to help the overlay manager meet the Fund's investment strategies.

Principal Risks

The following principal risks could affect the value of your investment:

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Catholic Values Investing Risk — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Participation Notes (P-Notes) Risk — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Preferred Stock — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk — The Fund's use of swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is described above and leverage risk and liquidity risk are

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described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the investment. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

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Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk — The Fund's use of equity swaps may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six calendar years and by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 21.52% (6/30/2020) Worst Quarter: -24.11% (3/31/2020) The Fund's Class F total return (pre-tax) from January 1, 2022 to March 31, 2022 was -6.04%.

Average Annual Total Returns (for the periods ended December 31, 2021)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 80/20 Blended Benchmark, which consists of the Russell 3000 (80%) and the MSCI ACWI ex USA Index (20%). The Fund's 80/20 Blended Benchmark is designed to reflect a useful comparison to the Fund's overall performance and reflects the Fund's investment strategy more accurately than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Catholic Values Equity Fund — Class F	1 Year	5 Years	Since Inception (04/30/2015)
Return Before Taxes	20.68%	15.08%	11.53%
Return After Taxes on Distributions	15.64%	13.40%	10.24%
Return After Taxes on Distributions and Sale of Fund Shares	14.26%	11.77%	9.03%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	14.92%
The Fund's 80/20 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	21.94%	16.30%	13.03%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David L. Hintz, CFA	Since 2018	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Allspring Global Investments, LLC	Dale Winner, CFA Venk Lal	Since 2020 Since 2020	Lead Portfolio Manager, EverKey Global Equity Co-Portfolio Manager, Head of EverKey Investment Risk and Strategy, EverKey Global Equity
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke Celia Rodgers, CFA	Since 2015 Since 2015 Since 2018	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research Portfolio Manager & Research Analyst
Coho Partners, Ltd.	Peter A. Thompson Christopher R. Leonard, CFA Ruairi G. O'Neill, CFA Nimrit Kang, CFA Ward Kruse, CFA	Since 2016 Since 2016 Since 2016 Since 2017 Since 2019	Partner, Co-Chief Investment Officer
Partner, Co-Chief Investment Officer
Partner, Portfolio Manager & Investment Analyst
Partner, Portfolio Manager & Director of Research
Partner, Portfolio Manager & Investment Analyst
Copeland Capital Management, LLC	Mark W. Giovanniello, CFA Eric C. Brown, CFA David McGonigle, CFA Jeffrey Walkenhorst, CFA	Since 2019 Since 2019 Since 2019 Since 2019	Chief Investment Officer, Principal and Portfolio
Manager
Chief Executive Officer, Principal and Portfolio
Manager
Portfolio Manager, Principal and Senior Research
Analyst
Portfolio Manager, Principal and Senior Research
Analyst
Fred Alger Management, LLC	Patrick Kelly, CFA Ankur Crawford, Ph.D.	Since 2019 Since 2019	Executive Vice President, Portfolio Manager and Head of Alger Capital Appreciation and Spectra Strategies Executive Vice President and Portfolio Manager
Lazard Asset Management LLC	Louis Florentin-Lee Barnaby Wilson, CFA Mark Little Robin O. Jones Robert Failla, CFA	Since 2020 Since 2020 Since 2020 Since 2020 Since 2020	Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Leeward Investments, LLC	R. Todd Vingers, CFA Jay C. Willadsen, CFA	Since 2021 Since 2022	President, Portfolio Manager Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto James Reber	Since 2015 Since 2015 Since 2022	Global Head of Research Head of Investment Management Managing Director, Portfolio Management

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 16 of this prospectus.

The Fund is not authorized or sponsored by the Roman Catholic Church and the USCCB has not endorsed SIMC, its investment management activities and/or the Fund.

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CATHOLIC VALUES FIXED INCOME FUND

Fund Summary

Investment Goal

High level of current income with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Catholic Values Fixed Income Fund — Class F Shares	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities, which may include floating rate and variable rate securities. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

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The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' (USCCB) Socially Responsible Investing Guidelines (Guidelines). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund's investment adviser, SEI Investments Management Corporation (SIMC, or the Adviser), has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities. The Fund will engage in active and frequent trading of portfolio securities.

Under normal circumstances, the Fund will invest a significant portion of its assets in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of A or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (those rated BB+, B and CCC) (junk bonds). The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 20% of its net assets in the fixed-income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Fund may also invest in futures contracts, forward contracts, and options for speculative or hedging purposes. Futures contracts, forward contracts, and options may be used to synthetically obtain exposure to securities or baskets of securities. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. The sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) may also engage in currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

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The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Bloomberg U.S. Aggregate Bond Index varies significantly over time, but as of March 31, 2022 it was 6.58 years.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

•  the use of interest-rate and yield-curve analyses;

•  the use of credit analyses, which indicate a security's rating and payment of interest and principal at maturity; and

•  use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

Principal Risks

The following principal risks could affect the value of your investment:

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Catholic Values Investing Risk — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as

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being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is

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speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest

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rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

LIBOR Replacement Risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates

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immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six calendar years and by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 5.95% (6/30/2020) Worst Quarter: -3.83% (3/31/2021) The Fund's Class F total return (pre-tax) from January 1, 2022 to March 31, 2022 was -6.22%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Catholic Values Fixed Income Fund — Class F	1 Year	5 Years	Since Inception (04/30/2015)
Return Before Taxes	-1.39%	3.94%	3.36%
Return After Taxes on Distributions	-2.32%	2.65%	2.14%
Return After Taxes on Distributions and Sale of Fund Shares	-0.83%	2.48%	2.05%
Bloomberg U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.96%

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Bill O'Malley, CFA Jake Remley, CFA Jim Gubitosi, CFA	Since 2015 Since 2019 Since 2015	Chief Executive Officer, Co-Chief Investment Officer, and Board Member Principal, Senior Portfolio Manager Co-Chief Investment Officer, and Principal
Western Asset Management Company, LLC	S. Kenneth Leech Mark S. Lindbloom Frederick R. Marki, CFA Julien A. Scholnick, CFA John L. Bellows, CFA	Since 2015 Since 2015 Since 2019 Since 2019 Since 2019	Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech	Since 2015	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 16 of this prospectus.

The Fund is not authorized or sponsored by the Roman Catholic Church and the USCCB has not endorsed SIMC, its investment management activities and/or the Fund.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class F Shares is $500 with minimum subsequent investments of $100, which may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Fund's assets in a way that they believe will help the applicable Fund achieve its goal.

Due to its investment strategy, each Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may, in turn, reduce a Fund's performance. The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions; however, each Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

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The Funds make investment decisions consistent with the Guidelines on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; seeking to promote the fair allocation of benefits among all members of the economy; protecting the environment; and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds' social criteria. SIMC has retained a third-party environmental, social, and governance research firm to compile a list of restricted securities using principles contained in the Guidelines and the Funds will not be permitted to invest in these securities. The Funds will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries, where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following are the risks associated with an investment in the specified Funds.

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets.

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Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Catholic Values Investing — The Funds consider the Guidelines in their investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Commercial Paper — Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of

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commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above and leverage risk is described below. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable

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derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds' initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have longer risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risk of Global Health Events — The market value of a Fund's investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund's performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund's performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19), as well as the recent large-scale invasion of Ukraine by Russia and resulting responses, including economic sanctions by the U.S. and other countries against certain Russian individuals and companies. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on a Fund's performance.

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Equity Market — Because the Catholic Values Equity Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Catholic Values Equity Fund.

Exchange-Traded Funds (ETFs) — The risks of owning interests of an exchange-traded fund (ETF) generally reflect the same risks as owning the underlying securities or other instruments that the ETF is designed to track. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETF's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. By investing in an ETF, a Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

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Foreign Investment/Emerging Markets — A Fund may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in

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prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. Although futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as a margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style — The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

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Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement — On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Manager Risk — The success of a Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing a Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates a Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association, which are backed by the "full faith and credit" of the United States, (ii) securities

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issued by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Funds, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls — Mortgage dollar rolls are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take

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delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Participation Notes (P-Notes) — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover — Due to its investment strategy, the Catholic Values Fixed Income Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment — Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

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Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization. Utility interruptions or other key systems outages also can impair the performance of quantitative investment strategies.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller and medium size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller and medium companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller and medium companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller and medium companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller and medium companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position;

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to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC), not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (SEFs). Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds.

U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. Government securities include issues by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to a market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. Government securities include zero coupon securities that make payments of interest and principal only upon maturity, which tend to be subject to greater volatility than interest bearing securities with comparable maturities. Some of the U.S. Government securities that a Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Government. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates.

Warrants — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

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MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the index referred to in the Performance Information sections of this prospectus.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The MSCI ACWI ex USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the U.S.

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of March 31, 2022, SIMC had approximately $211.85 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are

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able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the management and oversight of the Funds, as described above.

CATHOLIC VALUES EQUITY FUND:

David L. Hintz, CFA serves as a Portfolio Manager to the Catholic Values Equity Fund. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University. Mr. Hintz is a CFA charterholder from the CFA Institute.

CATHOLIC VALUES FIXED INCOME FUND:

Richard A. Bamford serves as Portfolio Manager to the Catholic Values Fixed Income Fund. Mr. Bamford serves as a Senior Portfolio Manager for Traditional Strategies Group within the Investment Management Unit. Mr. Bamford is responsible for high yield, emerging market, municipal and taxable fixed-income portfolios, as well as leading the investment-grade debt and municipal bonds portfolios. Mr. Bamford's duties include manager analysis and selection, strategy development and enhancement as well as investment research. Mr. Bamford has over 20 years of investment experience in investment management. Prior to joining SEI in 1999, Mr. Bamford worked as a Municipal Credit Analyst for Vanguard. Mr. Bamford received a Bachelor of Science in Economics/Finance and Accounting from the University of Scranton and an M.B.A. with a concentration in Finance from St. Joseph's University.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by

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SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended February 28, 2022, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Catholic Values Equity Fund	0.60%	0.42%
Catholic Values Fixed Income Fund	0.35%	0.30%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of March 1, 2021 through August 31, 2021, and the Funds' Annual Report, which covers the period of March 1, 2021 through February 28, 2022.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to certain products not included in this prospectus. SIMC has claimed on behalf of each Fund in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. SIMC is therefore not subject to regulation as a pool operator under the CEA with regard to the operation of the Funds.

Information About Voluntary Fee Waivers

The Funds' actual total annual fund operating expenses for the most recent fiscal year ended February 28, 2022 were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' Adviser, the Funds' administrator and/or the Funds' distributor have voluntarily waived and/or reimbursed a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, costs associated with litigation-or tax-related services, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of the Funds' Adviser, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The Funds' Adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers and/or reimbursements at any time. With these fee waivers, the Funds' actual total annual fund operating expenses for the most recent fiscal year (ended February 28, 2022) were as follows:

Fund Name — Class F Shares	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Catholic Values Equity Fund	1.23%	0.86%	0.86%
Catholic Values Fixed Income Fund	0.97%	0.71%	0.71%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

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Sub-Advisers and Portfolio Managers

CATHOLIC VALUES EQUITY FUND:

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Catholic Values Equity Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. A team of investment professionals, led by Dale Winner, CFA, Lead Portfolio Manager, and Venkateshwar (Venk) Lal, Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy, manages the portion of the Catholic Values Equity Fund's assets allocated to Allspring Investments. Mr. Winner currently serves as a Lead Portfolio Manager. He joined Allspring Investments or one of its predecessor firms in 2012 from EverKey Global Partners, where he served as a founding partner since 2007 and was involved in both research (senior analyst/Europe) and portfolio management. Prior to joining EverKey, Mr. Winner served as senior vice president, portfolio manager, and research analyst with Templeton Global Advisors Limited. He has been in the investment industry since 1987. Mr. Winner earned a bachelor's degree in law from Reading University. He has earned the right to use the Chartered Financial Analyst (CFA) designation. Mr. Lal currently serves as Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy. He joined Allspring Investments or one of its predecessor firms in 2012 from EverKey Global Partners where he served as a founding partner and head of risk and trading since 2007. Since 2013, Mr. Lal has also served on Allspring Investments or one of its predecessor firms's WealthBuilder Investment Committee. Prior to joining EverKey, he served as an executive director in the Consolidated Equities Division at Morgan Stanley, advising hedge funds and other investment management firms on implementing and managing risk exposures in global equity markets. Mr. Lal has been in the investment industry since 1991. He earned a bachelor's degree from the Woodrow Wilson School of Public and International Affairs at Princeton University, where he graduated summa cum laude, and a master's degree in business administration from Harvard Business School. Mr. Lal has served as a term member of the Council on Foreign Relations.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC (Brandywine Global), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations, James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research, and Celia Rodgers, CFA, Brandywine Global's Portfolio Manager & Research Analyst. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds from 2005 to 2008. Ms. Rodgers has been with Brandywine Global since 2018. Prior to joining Brandywine, Ms. Rodgers served in various roles at Aberdeen Standard Investments from 2012 to 2018, including as an investment manager.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Co-Chief Investment

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Officer and serves on the firm's Investment Committee and Board of Directors. Mr. Thompson has 39 years of experience in the financial industry. Prior to forming Coho, Mr. Thompson spent 10 years with the investment-counseling firm of Cooke & Bieler, where here he had a wide range of research and portfolio responsibilities. In addition to managing stand-alone portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also the Portfolio Manager. Mr. Thompson began his investment career with Kidder, Peabody & Company in 1983 where he was involved in research and ultimately promoted to a position of oversight on the firm's Stock Selection and Investment Policy Committees. Mr. Thompson graduated from Princeton University with a Bachelor of Arts degree in Economics. He received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Christopher R. Leonard, CFA, joined 2012 where he is a Partner, the Co-Chief Investment Officer. In addition to these responsibilities, Mr. Leonard is a member of the Investment Committee. He has 26 years of experience in the financial industry. Prior to joining Coho, Mr. Leonard was a Vice President at Santa Barbara Asset Management, an affiliate of Nuveen Investments, for five years. While at Santa Barbara, Chris was responsible for coverage of the healthcare and consumer staples sectors and served as Lead Portfolio Manager of the firm's mid-cap growth portfolio. Mr. Leonard previously worked at Chesapeake Partners in 2004 as an analyst evaluating securities in multiple sectors and from 2000 to 2004 at T. Rowe Price. He began his investment career at Paine Webber as a research associate covering the biotechnology sector in 1996. Mr. Leonard graduated with distinction from the University of Virginia receiving a Bachelor of Science degree in Commerce with a concentration in Finance. Ruairi G. O'Neill, CFA, joined Coho in 2014 where he is a Partner, Portfolio Manager and Investment Analyst. In addition to these responsibilities, Mr. O'Neill is a member of the Investment Committee. He has 28 years of experience in the financial industry. Prior to joining Coho, Mr. O'Neill was the Lead Portfolio Manager on the PNC Large Cap Dividend Focus strategy as well as a Senior Portfolio Manager on the PNC Core, Value and Growth strategies. While at PNC, from 1994 to 2014, Mr. O'Neill rose to the position of Senior Vice President where he initiated the Dividend Focus strategy and managed a team of analysts to ensure adherence to the investment process. In his previous role as Senior Equity Research Analyst, he was responsible for coverage of the healthcare, consumer staples, information technology and industrial sectors. Mr. O'Neill began his career at PFPC Worldwide (part of PNC) as an Investment Accounting Manager in 1994. Mr. O'Neill graduated from the National University of Ireland with a Bachelor of Commerce Degree in Accounting/Finance and received an M.B.A in Marketing from Saint Joseph's University. Nimrit Kang, CFA, joined Coho Partners in 2017. Ms. Kang is a Partner, Portfolio Manager and Director of Research and a member of the Investment Committee. Ms. Kang has 18 years of experience in the financial industry. Prior to joining Coho, Ms. Kang was the director of research and investment strategy for ICMA-RC where she was responsible for leading manager research and due diligence as well as ongoing oversight of a broad suite of equity strategies. She also served as the lead portfolio manager for the multi-asset class corporate portfolio. In her previous role, she spent 12 years at DuPont Capital Management where she rose from an analyst to co-portfolio manager for the international small cap product and lead member of the portfolio management team for the EAFE product. During her tenure at DuPont Capital, her analyst responsibilities included stock selection for the industrials, consumer discretionary, and consumer staples sectors. Ms. Kang graduated magna cum laude from Virginia Polytechnic Institute and State University (Virginia Tech) with a Bachelor of Science degree in chemical engineering and received an MBA from the Harvard Business School. Ms. Kang earned the right to use the Chartered Financial Analyst designation and she is a member of the CFA Society of Philadelphia and the CFA Institute. She served as a board member for the CFA Society of Philadelphia from 2013-2016. Ward Kruse, CFA, joined Coho Partners in 2019 where Mr. Kruse is a Partner, Portfolio Manager and Investment Analyst. In addition, Mr. Kruse is a member of the Investment Committee. Mr. Kruse has 25 years of experience in the financial industry. Prior to joining Coho, Mr. Kruse spent 20 years working on the Fundamental Equity Team at

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Goldman Sachs Asset Management. Most recently, Mr. Kruse served as a Vice President on the U.S. Value Equity Team in New York. As a research analyst and sector portfolio manager, Mr. Kruse conducted primary fundamental research on companies across different sectors and portfolios. Mr. Kruse also helped launch ESG strategies and integrate sustainability research into Coho's investment process. Prior to this role, Mr. Kruse worked as an Associate on the European Equity Team in Goldman Sachs Asset Management's London office. Mr. Kruse began his career as a financial analyst in the Investment Banking Division of the Goldman Sachs Group, Inc. Mr. Kruse graduated summa cum laude from Georgetown University with a Bachelor of Science degree in finance and accounting. Mr. Kruse is a Chartered Financial Analyst® charterholder.

Copeland Capital Management, LLC: Copeland Capital Management, LLC (Copeland), located at 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Copeland. Mr. Mark Giovanniello, CFA, is the Chief Investment Officer, Principal and Portfolio Manager at Copeland. Mr. Giovanniello joined Copeland in 2009 and is a co-portfolio manager on all Domestic Strategies and the lead manager for the Mid Cap, Smid Cap, and Small Cap Strategies. Mr. Giovanniello holds a Bachelor of Science degree from the Carroll School of Management at Boston College. Mr. Giovanniello also holds the Chartered Financial Analyst (CFA) designation and is a member of the Philadelphia Security Analyst Society. Mr. Eric Brown, CFA, is the Chief Executive Officer, Principal and a Portfolio Manager at Copeland. Mr. Brown formed Copeland in 2005 and is responsible for research coverage of the Utilities and MLP sectors across all domestic portfolios. While founding Copeland, Mr. Brown developed a proprietary fundamental model to best evaluate dividend growth stocks. Mr. Brown holds a Bachelor of Arts in Political Science from Trinity College in Hartford, CT and also holds the Chartered Financial Analyst (CFA) designation. Mr. Brown is a member of the Boston Security Analysts Society and the American Mensa Society. Mr. David McGonigle, CFA, is a Senior Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. McGonigle's primary coverage responsibilities are in the Consumer Discretionary, Financial and Industrial sectors across all domestic portfolios. Mr. McGonigle holds a Bachelor of Science in Business Administration, with a finance concentration, from the E. Claiborne Robins School of Business at the University of Richmond. Mr. McGonigle also holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Philadelphia. Mr. Jeffrey Walkenhorst, CFA, is a Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. Walkenhorst joined Copeland in 2011 and his primary coverage responsibilities are in the Consumer Staples, Real Estate, and Technology/Telecom sectors across all domestic portfolios. Mr. Walkenhorst holds a Bachelor of Arts degree in Economics from Stanford University. Mr. Walkenhorst also holds the Chartered Financial Analyst (CFA) designation and is a member of the New York Society of Security Analysts.

Fred Alger Management, LLC: Fred Alger Management, LLC (Fred Alger), located at 100 Pearl Street, 27th Floor, New York, New York 10004, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Fred Alger. Mr. Patrick Kelly, CFA, has been employed by Fred Alger since 1999. Mr. Kelly has been a portfolio manager since 2004, an Executive Vice President since 2008, and the Head of Alger Capital Appreciation and Spectra Strategies since 2015. Dr. Ankur Crawford, Ph.D., has been employed by Fred Alger since 2004. She became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. She previously served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment

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professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Lazard. Louis Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. He was formerly the co-Portfolio Manager/Analyst for the Lazard European Explorer Fund from 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. He began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics. Barnaby Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. He began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. He is a CFA charterholder. Mark Little is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Quality Growth, and Global Strategic Equity teams. Prior to joining Lazard in 1997, Mr. Little was a manager in the corporate finance practice of Coopers & Lybrand and earned his ACA qualification with Rees Pollock Chartered Accountants. He began working in the investment field in 1992. Mr. Little has an MA in Economics from Clare College, Cambridge University. Robin Jones is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Compounders, and Global Strategic Equity teams. Mr. Jones began working in the investment field in 2002 at Lazard, before leaving in 2006 for Bluecrest Capital Management where he worked as a Portfolio Manager. He re-joined Lazard in 2007. Mr. Jones has a BA Hons in Economics from Durham University and a PGCE in Mathematics from Cambridge University. Robert Failla is a Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team as well as the Global, International and European Small Cap Equity teams. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. He began working in the investment field in 1993. Mr. Failla has an M.B.A. from NYU's Stern School of Business and a B.A.(Hons) from Harvard. He was previously on the Board of Trustees at Delbarton School in Morristown, NJ from 2007 to 2019. Mr. Failla is a CFA charterholder.

Leeward Investments, LLC: Leeward Investments, LLC (Leeward), located at One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Catholic Values Equity Fund. The portion of the Catholic Values Equity Fund's assets managed by Leeward is managed by R. Todd Vingers, CFA, President and Portfolio Manager, and Jay C. Willadsen, CFA, Portfolio Manager. Mr. Vingers is the President of Leeward, and also serves as the Head of the Investment Team and as a Portfolio Manager. Prior to joining Leeward, he spent 20 years at LMCG Investments, LLC, where he established the Value team in 2002 and served as a Managing Director. Mr. Vingers has over 32 years of investment experience. Mr. Willadsen is a Portfolio Manager at Leeward. Prior to joining Leeward, he spent 19 years at LMCG Investments, LLC, most recently as a Portfolio Manager. Mr. Willadsen has over 24 years of investment experience.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Global Head of Research, Thomas Seto, Head of Investment Management, and James Reber, Managing Director, Portfolio Management, manages the portion of the Catholic Values Equity Fund's assets allocated to Parametric. Messrs. Bouchey, Seto and Reber have been with Parametric since 2006, 1998, and 2004, respectively.

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CATHOLIC VALUES FIXED INCOME FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals manages the portion of the Catholic Values Fixed Income Fund's assets allocated to IR+M. The team consists of Bill O'Malley, CFA, Board Member, Chief Executive Officer, and Co-Chief Investment Officer; Jake Remley, CFA, Principal and Senior Portfolio Manager; and Jim Gubitosi, CFA, Principal and Co-Chief Investment Officer. This team is ultimately responsible for the day-to-day management and strategic direction of the Catholic Values Fixed Income Fund. Mr. O'Malley joined IR+M in September 1994, Mr. Remley joined IR+M in July of 2005, and Mr. Gubitosi joined IR+M in March 2007. Mr. O'Malley was previously the Director of the Investment Team at IR+M, Mr. Remley was previously a Portfolio Manager at IR+M, and Mr. Gubitosi was previously a Portfolio Manager and Senior Portfolio Manager at IR+M.

Western Asset Management Company, LLC: Western Asset Management Company, LLC (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Mark S. Lindbloom, Frederick R. Marki, CFA, Julien A. Scholnick, CFA, and John L. Bellows, CFA, manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Marki, Scholnick and Bellows are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech has served as Portfolio Manager for Western Asset for over 32 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Messrs. Lindbloom and Marki joined Western Asset as Portfolio Managers in 2005, Mr. Scholnick joined Western Asset as a Portfolio Manager in 2003, and Mr. Bellows joined Western Asset as a Portfolio Manager in 2012.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer and Portfolio Manager, manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech joined Western Asset companies in 1990 and has 45 years of industry experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called "redeem") Class F Shares of the Funds. The Funds offer Class F Shares only to financial institutions and intermediaries for their own or their customers' accounts.

For information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

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HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class F Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). A Fund generally will notify a prospective investor of the Fund's determination to reject a purchase request within a reasonable period of time after such determination is made. For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institution representative or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV per share, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of a Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

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When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of exchange-traded funds, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to a Fund's Fair Value Pricing Policies and Procedures (Fair Value Procedures) until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

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Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of a Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available," are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer's industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval," which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the Funds own securities is closed for one or more days (scheduled or unscheduled) while the Funds are open, and if such securities in

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the Funds' portfolio exceed the predetermined confidence interval discussed above, then the Funds shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds' administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests to acquire Fund shares) for any reason. A Fund generally will notify a prospective investor of the

40

SEI / PROSPECTUS

Fund's determination to reject a purchase request within a reasonable amount of time after such determination is made.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Prospective investors should consult their own financial institution or financial intermediary regarding their eligibility to invest in a Fund. The Funds may rely on representations from such financial institutions and financial intermediaries regarding their investor eligibility.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

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Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order submitted to acquire Fund shares and generally will notify a prospective investor of such determination within a reasonable period of time after such determination is made; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

You may exchange Class F Shares of any Fund for Class F Shares of any other fund of SEI Catholic Values Trust on any Business Day by contacting the Funds directly by mail or telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. When you exchange shares, you are really selling your shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund.

When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those

42

SEI / PROSPECTUS

systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your redemption request in proper form before 4:00 p.m. Eastern Time. A Fund will not accept redemption requests that request a particular day or price for the transaction or any other special conditions.

Receiving Your Money

Normally, the Funds will make payment on your redemption request on the Business Day following the day on which they receive your request regardless of the method the Funds use to make such payment, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. These methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $100 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the Investment Company Act of 1940, as amended and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity

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SEI / PROSPECTUS

of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

SERVICE OF FUND SHARES

The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of up to 0.25% of average daily net assets of the Class F Shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Funds can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Catholic Values Equity Fund distributes its investment income annually. The Catholic Values Fixed Income Fund declares its net investment income daily and distributes it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

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You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund intends to qualify each year for treatment as a regulated investment company (a RIC) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund's failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are reported as qualified dividend income. Distributions reported by the Funds as long-term capital gains and qualified dividend income are generally taxable at the rates applicable to long term capital gains and currently set at a maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets). The Catholic Values Fixed Income Fund's investment strategies will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income. Once a year the Funds (or their administrative agents) will send you a statement showing the types and total amount of distributions you received during the previous year.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for

45

SEI / PROSPECTUS

such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders of the Funds should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries that would reduce the yield on a Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly (and which may not be waived) by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class F Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS ENDED FEBRUARY 28, OR FEBRUARY 29
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
CLASS F
2022	$15.20	$0.10	$1.34	$1.44	$(0.10)	$(2.42)	$(2.52)	$14.12	8.72%	$314,736	0.86%	1.23%	0.61%	37%
2021	11.71	0.11	3.82	3.93	(0.12)	(0.32)	(0.44)	15.20	33.76	294,671	0.86	1.23	0.87	65
2020	11.93	0.15	0.14	0.29	(0.15)	(0.36)	(0.51)	11.71	2.09	218,926	0.86	1.24	1.19	34
2019	12.53	0.15	(0.13)	0.02	(0.15)	(0.47)	(0.62)	11.93	0.62	229,548	0.82	1.24	1.26	49
2018	10.61	0.11	1.90	2.01	(0.09)	—	(0.09)	12.53	18.93	225,146	0.86	1.24	0.94	56
Catholic Values Fixed Income Fund
CLASS F
2022	$10.34	$0.15	$(0.38)	$(0.23)	$(0.21)	$(0.03)	$(0.24)	$9.87	(2.29)%	$147,409	0.71%	0.97%	1.48%	76%
2021	10.56	0.19	0.05	0.24	(0.20)	(0.26)	(0.46)	10.34	2.25	137,169	0.71	0.95	1.88	126
2020	9.83	0.25	0.84	1.09	(0.28)	(0.08)	(0.36)	10.56	11.28	115,971	0.71	0.95	2.54	128
2019	9.79	0.25	0.07	0.32	(0.28)	—	(0.28)	9.83	3.29	107,715	0.67	0.96	2.66	159
2018	9.93	0.20	(0.11)	0.09	(0.23)	—	(0.23)	9.79	0.87	116,124	0.71	0.96	2.06	194

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as "—" are either $0 or have been rounded to $0.

47

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated June 30, 2022 includes more detailed information about SEI Catholic Values Trust. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Trust makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Catholic Values Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Catholic Values Trust's Investment Company Act registration number is 811-23015.

SEI-F-188 (06/22)

seic.com

June 30, 2022

PROSPECTUS

SEI Catholic Values Trust

Class Y Shares

•  Catholic Values Equity Fund (CAVYX)

•  Catholic Values Fixed Income Fund (CFVYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Paper copies of the Funds' shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds' website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

SEI / PROSPECTUS

SEI CATHOLIC VALUES TRUST

About This Prospectus

FUND SUMMARY
CATHOLIC VALUES EQUITY FUND	1
CATHOLIC VALUES FIXED INCOME FUND	8
Purchase and Sale of Fund Shares	16
Tax Information	16
Payments to Broker-Dealers and Other Financial Intermediaries	16
MORE INFORMATION ABOUT INVESTMENTS	16
MORE INFORMATION ABOUT RISKS	17
Risk Information Common to the Funds	17
More Information About Principal Risks	17
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	28
INVESTMENT ADVISER	29
SUB-ADVISERS	30
Information About Voluntary Fee Waivers	31
Sub-Advisers and Portfolio Managers	32
PURCHASING, EXCHANGING AND SELLING FUND SHARES	36
HOW TO PURCHASE FUND SHARES	37
Pricing of Fund Shares	38
Frequent Purchases and Redemptions of Fund Shares	41
Foreign Investors	42
Customer Identification and Verification and Anti-Money Laundering Program	42
HOW TO EXCHANGE YOUR FUND SHARES	43
HOW TO SELL YOUR FUND SHARES	43
Receiving Your Money	43
Methods Used to Meet Redemption Obligations	44
Low Balance Redemptions	44
Suspension of Your Right to Sell Your Shares	44
Telephone Transactions	44
Unclaimed Property	44
DISTRIBUTION OF FUND SHARES	44
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	45
DIVIDENDS, DISTRIBUTIONS AND TAXES	45
Dividends and Distributions	45
Taxes	45
ADDITIONAL INFORMATION	46
FINANCIAL HIGHLIGHTS	48
HOW TO OBTAIN MORE INFORMATION ABOUT SEI CATHOLIC VALUES TRUST	Back Cover

SEI / PROSPECTUS

CATHOLIC VALUES EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Catholic Values Equity Fund — Class Y Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human

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dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' (USCCB) Socially Responsible Investing Guidelines (Guidelines). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund's investment adviser, SEI Investments Management Corporation (SIMC, or the Adviser), has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in common stocks and other equity securities, which may include preferred stocks, warrants, participation notes and depositary receipts. The Fund invests primarily in securities of domestic companies, but may also, to a lesser extent, invest in securities of foreign companies, which may include companies in emerging markets. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. The Fund may invest in exchange-traded funds (ETFs) or equity swaps to obtain exposure to the equity market during high volume periods of investment into the Fund.

SIMC seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers). The allocation is made based on the Adviser's desire to achieve performance objectives while keeping appropriate balance among differing investment styles and philosophies offered by the Sub-Advisers, including growth-oriented, value-oriented, stability-oriented, and/or blended approaches to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from professional financial research analysts and momentum, while stability-oriented managers generally select stocks they believe have sustainable competitive advantages, less economic sensitivity and/or less volatility, and value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as assets, capital structure, earnings, and/or cash flows.

The Fund implements its views on the Guidelines through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of the other Sub-Advisers. Such other Sub-Advisers provide a model portfolio to the Fund on an ongoing basis that represents their recommendations as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios, with the weighting of each Sub-Adviser's model in the total portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, but also has the authority to vary from such aggregation: (i) to conform the Fund's securities transactions by avoiding issuers identified as not aligning with the Guidelines; (ii) to favor, consistent with the Guidelines, securities of companies that are more highly ranked with respect to environmental, social and governance criteria than other companies in the Fund's portfolio; (iii) to seek to achieve lower volatility; and (iv) to a lesser extent, manage risks, seek trading cost efficiencies or efficient tax management. In addition to acting as overlay manager, the overlay manager may also manage a portion of the Fund's portfolio, as determined by the Adviser.

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The Fund may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals as a result of changes in portfolio strategy or to help the overlay manager meet the Fund's investment strategies.

Principal Risks

The following principal risks could affect the value of your investment:

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Catholic Values Investing Risk — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Participation Notes (P-Notes) Risk — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Preferred Stock — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk — The Fund's use of swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is described above and leverage risk and liquidity risk are

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described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the investment. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

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Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk — The Fund's use of equity swaps may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six calendar years and by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 21.46% (6/30/2020) Worst Quarter: -24.09% (3/31/2020) The Fund's Class Y total return (pre-tax) from January 1, 2022 to March 31, 2022 was -6.05%.

Average Annual Total Returns (for the periods ended December 31, 2021)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 80/20 Blended Benchmark, which consists of the Russell 3000 (80%) and the MSCI ACWI ex USA Index (20%). The Fund's 80/20 Blended Benchmark is designed to reflect a useful comparison to the Fund's overall performance and reflects the Fund's investment strategy more accurately than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Catholic Values Equity Fund — Class Y	1 Year	5 Years	Since Inception (05/29/2015)
Return Before Taxes	20.81%	15.21%	11.72%
Return After Taxes on Distributions	15.72%	13.48%	10.38%
Return After Taxes on Distributions and Sale of Fund Shares	14.35%	11.87%	9.17%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	14.87%
The Fund's 80/20 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	21.94%	16.30%	13.06%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David L. Hintz, CFA	Since 2018	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Allspring Global Investments, LLC	Dale Winner, CFA Venk Lal	Since 2020 Since 2020	Lead Portfolio Manager, EverKey Global Equity Co-Portfolio Manager, Head of EverKey Investment Risk and Strategy, EverKey Global Equity
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke Celia Rodgers, CFA	Since 2015 Since 2015 Since 2018	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research Portfolio Manager & Research Analyst
Coho Partners, Ltd.	Peter A. Thompson Christopher R. Leonard, CFA Ruairi G. O'Neill, CFA Nimrit Kang, CFA Ward Kruse, CFA	Since 2016 Since 2016 Since 2016 Since 2017 Since 2019	Partner, Co-Chief Investment Officer
Partner, Co-Chief Investment Officer
Partner, Portfolio Manager & Investment Analyst
Partner, Portfolio Manager & Director of Research
Partner, Portfolio Manager & Investment Analyst
Copeland Capital Management, LLC	Mark W. Giovanniello, CFA Eric C. Brown, CFA David McGonigle, CFA Jeffrey Walkenhorst, CFA	Since 2019 Since 2019 Since 2019 Since 2019	Chief Investment Officer, Principal and Portfolio
Manager
Chief Executive Officer, Principal and Portfolio
Manager
Portfolio Manager, Principal and Senior Research
Analyst
Portfolio Manager, Principal and Senior Research
Analyst
Fred Alger Management, LLC	Patrick Kelly, CFA Ankur Crawford, Ph.D.	Since 2019 Since 2019	Executive Vice President, Portfolio Manager and Head of Alger Capital Appreciation and Spectra Strategies Executive Vice President and Portfolio Manager
Lazard Asset Management LLC	Louis Florentin-Lee Barnaby Wilson, CFA Mark Little Robin O. Jones Robert Failla, CFA	Since 2020 Since 2020 Since 2020 Since 2020 Since 2020	Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Leeward Investments, LLC	R. Todd Vingers, CFA Jay C. Willadsen, CFA	Since 2021 Since 2022	President, Portfolio Manager Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto James Reber	Since 2015 Since 2015 Since 2022	Global Head of Research Head of Investment Management Managing Director, Portfolio Management

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 16 of this prospectus.

The Fund is not authorized or sponsored by the Roman Catholic Church and the USCCB has not endorsed SIMC, its investment management activities and/or the Fund.

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CATHOLIC VALUES FIXED INCOME FUND

Fund Summary

Investment Goal

High level of current income with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Catholic Values Fixed Income Fund — Class Y Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities, which may include floating rate and variable rate securities. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

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The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' (USCCB) Socially Responsible Investing Guidelines (Guidelines). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund's investment adviser, SEI Investments Management Corporation (SIMC, or the Adviser), has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities. The Fund will engage in active and frequent trading of portfolio securities.

Under normal circumstances, the Fund will invest a significant portion of its assets in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of A or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (those rated BB+, B and CCC) (junk bonds). The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 20% of its net assets in the fixed-income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Fund may also invest in futures contracts, forward contracts, and options for speculative or hedging purposes. Futures contracts, forward contracts, and options may be used to synthetically obtain exposure to securities or baskets of securities. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. The sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) may also engage in currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

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The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Bloomberg U.S. Aggregate Bond Index varies significantly over time, but as of March 31, 2022 it was 6.58 years.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

•  the use of interest-rate and yield-curve analyses;

•  the use of credit analyses, which indicate a security's rating and payment of interest and principal at maturity; and

•  use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

Principal Risks

The following principal risks could affect the value of your investment:

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Catholic Values Investing Risk — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as

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being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is

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speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest

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rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

LIBOR Replacement Risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates

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immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six calendar years and by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 5.87% (6/30/2020) Worst Quarter: -3.71% (3/31/2021) The Fund's Class Y total return (pre-tax) from January 1, 2022 to March 31, 2022 was -6.22%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Catholic Values Fixed Income Fund — Class Y	1 Year	5 Years	Since Inception (05/29/2015)
Return Before Taxes	-1.30%	4.02%	3.56%
Return After Taxes on Distributions	-2.27%	2.69%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares	-0.77%	2.52%	2.18%
Bloomberg U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	3.03%

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Bill O'Malley, CFA Jake Remley, CFA Jim Gubitosi, CFA	Since 2015 Since 2019 Since 2015	Chief Executive Officer, Co-Chief Investment Officer, and Board Member Principal, Senior Portfolio Manager Co-Chief Investment Officer, and Principal
Western Asset Management Company, LLC	S. Kenneth Leech Mark S. Lindbloom Frederick R. Marki, CFA Julien A. Scholnick, CFA John L. Bellows, CFA	Since 2015 Since 2015 Since 2019 Since 2019 Since 2019	Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech	Since 2015	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 16 of this prospectus.

The Fund is not authorized or sponsored by the Roman Catholic Church and the USCCB has not endorsed SIMC, its investment management activities and/or the Fund.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $500 with minimum subsequent investments of $100, which may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Fund's assets in a way that they believe will help the applicable Fund achieve its goal.

Due to its investment strategy, each Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may, in turn, reduce a Fund's performance. The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions; however, each Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

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The Funds make investment decisions consistent with the Guidelines on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; seeking to promote the fair allocation of benefits among all members of the economy; protecting the environment; and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds' social criteria. SIMC has retained a third-party environmental, social, and governance research firm to compile a list of restricted securities using principles contained in the Guidelines and the Funds will not be permitted to invest in these securities. The Funds will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries, where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following are the risks associated with an investment in the specified Funds.

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets.

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Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Catholic Values Investing — The Funds consider the Guidelines in their investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Commercial Paper — Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of

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commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above and leverage risk is described below. A Fund's counterparties to its derivative contracts present the same

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types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds' initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have longer risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risk of Global Health Events — The market value of a Fund's investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund's performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund's performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19), as well as the recent large-scale invasion of Ukraine by Russia and resulting responses, including economic sanctions by the U.S. and other countries against certain Russian individuals and companies. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on a Fund's performance.

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Equity Market — Because the Catholic Values Equity Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Catholic Values Equity Fund.

Exchange-Traded Funds (ETFs) — The risks of owning interests of an exchange-traded fund (ETF) generally reflect the same risks as owning the underlying securities or other instruments that the ETF is designed to track. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETF's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. By investing in an ETF, a Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets — A Fund may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks because

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political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty

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to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. Although futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as a margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style — The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and

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make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement — On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Manager Risk — The success of a Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing a Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates a Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS")

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issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Funds, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls — Mortgage dollar rolls are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the

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broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Participation Notes (P-Notes) — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover — Due to its investment strategy, the Catholic Values Fixed Income Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment — Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable

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factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization. Utility interruptions or other key systems outages also can impair the performance of quantitative investment strategies.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller and medium size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller and medium companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller and medium companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller and medium companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller and medium companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC), not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (SEFs). Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds.

U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. Government securities include issues by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to a market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. Government securities include zero coupon securities that make payments of interest and principal only upon maturity, which tend to be subject to greater volatility than interest bearing securities with comparable maturities. Some of the U.S. Government securities that a Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Government. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates.

Warrants — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the index referred to in the Performance Information sections of this prospectus.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a

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comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The MSCI ACWI ex USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the U.S.

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of March 31, 2022, SIMC had approximately $211.85 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this

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function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the management and oversight of the Funds, as described above.

CATHOLIC VALUES EQUITY FUND:

David L. Hintz, CFA serves as a Portfolio Manager to the Catholic Values Equity Fund. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University. Mr. Hintz is a CFA charterholder from the CFA Institute.

CATHOLIC VALUES FIXED INCOME FUND:

Richard A. Bamford serves as Portfolio Manager to the Catholic Values Fixed Income Fund. Mr. Bamford serves as a Senior Portfolio Manager for Traditional Strategies Group within the Investment Management Unit. Mr. Bamford is responsible for high yield, emerging market, municipal and taxable fixed-income portfolios, as well as leading the investment-grade debt and municipal bonds portfolios. Mr. Bamford's duties include manager analysis and selection, strategy development and enhancement as well as investment research. Mr. Bamford has over 20 years of investment experience in investment management. Prior to joining SEI in 1999, Mr. Bamford worked as a Municipal Credit Analyst for Vanguard. Mr. Bamford received a Bachelor of Science in Economics/Finance and Accounting from the University of Scranton and an M.B.A. with a concentration in Finance from St. Joseph's University.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

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For the fiscal year ended February 28, 2022, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Catholic Values Equity Fund	0.60%	0.42%
Catholic Values Fixed Income Fund	0.35%	0.30%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of March 1, 2021 through August 31, 2021, and the Funds' Annual Report, which covers the period of March 1, 2021 through February 28, 2022.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to certain products not included in this prospectus. SIMC has claimed on behalf of each Fund in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. SIMC is therefore not subject to regulation as a pool operator under the CEA with regard to the operation of the Funds.

Information About Voluntary Fee Waivers

The Funds' actual total annual fund operating expenses for the most recent fiscal year ended February 28, 2022 were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' Adviser, the Funds' administrator and/or the Funds' distributor have voluntarily waived and/or reimbursed a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, costs associated with litigation or tax-related services, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of the Funds' Adviser, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The Funds' Adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers and/or reimbursements at any time. With these fee waivers, the Funds' actual total annual fund operating expenses for the most recent fiscal year (ended February 28, 2022) were as follows:

Fund Name — Class Y Shares	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Catholic Values Equity Fund	0.98%	0.76%	0.76%
Catholic Values Fixed Income Fund	0.72%	0.61%	0.61%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

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Sub-Advisers and Portfolio Managers

CATHOLIC VALUES EQUITY FUND:

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Catholic Values Equity Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. A team of investment professionals, led by Dale Winner, CFA, Lead Portfolio Manager, and Venkateshwar (Venk) Lal, Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy, manages the portion of the Catholic Values Equity Fund's assets allocated to Allspring Investments. Mr. Winner currently serves as a Lead Portfolio Manager. He joined Allspring Investments or one of its predecessor firms in 2012 from EverKey Global Partners, where he served as a founding partner since 2007 and was involved in both research (senior analyst/Europe) and portfolio management. Prior to joining EverKey, Mr. Winner served as senior vice president, portfolio manager, and research analyst with Templeton Global Advisors Limited. He has been in the investment industry since 1987. Mr. Winner earned a bachelor's degree in law from Reading University. He has earned the right to use the Chartered Financial Analyst (CFA) designation. Mr. Lal currently serves as Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy. He joined Allspring Investments or one of its predecessor firms in 2012 from EverKey Global Partners where he served as a founding partner and head of risk and trading since 2007. Since 2013, Mr. Lal has also served on Allspring Investments or one of its predecessor firms's WealthBuilder Investment Committee. Prior to joining EverKey, he served as an executive director in the Consolidated Equities Division at Morgan Stanley, advising hedge funds and other investment management firms on implementing and managing risk exposures in global equity markets. Mr. Lal has been in the investment industry since 1991. He earned a bachelor's degree from the Woodrow Wilson School of Public and International Affairs at Princeton University, where he graduated summa cum laude, and a master's degree in business administration from Harvard Business School. Mr. Lal has served as a term member of the Council on Foreign Relations.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC (Brandywine Global), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations, James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research, and Celia Rodgers, CFA, Brandywine Global's Portfolio Manager & Research Analyst. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds from 2005 to 2008. Ms. Rodgers has been with Brandywine Global since 2018. Prior to joining Brandywine, Ms. Rodgers served in various roles at Aberdeen Standard Investments from 2012 to 2018, including as an investment manager.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Co-Chief Investment

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Officer and serves on the firm's Investment Committee and Board of Directors. Mr. Thompson has 39 years of experience in the financial industry. Prior to forming Coho, Mr. Thompson spent 10 years with the investment-counseling firm of Cooke & Bieler, where here he had a wide range of research and portfolio responsibilities. In addition to managing stand-alone portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also the Portfolio Manager. Mr. Thompson began his investment career with Kidder, Peabody & Company in 1983 where he was involved in research and ultimately promoted to a position of oversight on the firm's Stock Selection and Investment Policy Committees. Mr. Thompson graduated from Princeton University with a Bachelor of Arts degree in Economics. He received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Christopher R. Leonard, CFA, joined 2012 where he is a Partner, the Co-Chief Investment Officer. In addition to these responsibilities, Mr. Leonard is a member of the Investment Committee. He has 26 years of experience in the financial industry. Prior to joining Coho, Mr. Leonard was a Vice President at Santa Barbara Asset Management, an affiliate of Nuveen Investments, for five years. While at Santa Barbara, Chris was responsible for coverage of the healthcare and consumer staples sectors and served as Lead Portfolio Manager of the firm's mid-cap growth portfolio. Mr. Leonard previously worked at Chesapeake Partners in 2004 as an analyst evaluating securities in multiple sectors and from 2000 to 2004 at T. Rowe Price. He began his investment career at Paine Webber as a research associate covering the biotechnology sector in 1996. Mr. Leonard graduated with distinction from the University of Virginia receiving a Bachelor of Science degree in Commerce with a concentration in Finance. Ruairi G. O'Neill, CFA, joined Coho in 2014 where he is a Partner, Portfolio Manager and Investment Analyst. In addition to these responsibilities, Mr. O'Neill is a member of the Investment Committee. He has 28 years of experience in the financial industry. Prior to joining Coho, Mr. O'Neill was the Lead Portfolio Manager on the PNC Large Cap Dividend Focus strategy as well as a Senior Portfolio Manager on the PNC Core, Value and Growth strategies. While at PNC, from 1994 to 2014, Mr. O'Neill rose to the position of Senior Vice President where he initiated the Dividend Focus strategy and managed a team of analysts to ensure adherence to the investment process. In his previous role as Senior Equity Research Analyst, he was responsible for coverage of the healthcare, consumer staples, information technology and industrial sectors. Mr. O'Neill began his career at PFPC Worldwide (part of PNC) as an Investment Accounting Manager in 1994. Mr. O'Neill graduated from the National University of Ireland with a Bachelor of Commerce Degree in Accounting/Finance and received an M.B.A in Marketing from Saint Joseph's University. Nimrit Kang, CFA, joined Coho Partners in 2017. Ms. Kang is a Partner, Portfolio Manager and Director of Research and a member of the Investment Committee. Ms. Kang has 18 years of experience in the financial industry. Prior to joining Coho, Ms. Kang was the director of research and investment strategy for ICMA-RC where she was responsible for leading manager research and due diligence as well as ongoing oversight of a broad suite of equity strategies. She also served as the lead portfolio manager for the multi-asset class corporate portfolio. In her previous role, she spent 12 years at DuPont Capital Management where she rose from an analyst to co-portfolio manager for the international small cap product and lead member of the portfolio management team for the EAFE product. During her tenure at DuPont Capital, her analyst responsibilities included stock selection for the industrials, consumer discretionary, and consumer staples sectors. Ms. Kang graduated magna cum laude from Virginia Polytechnic Institute and State University (Virginia Tech) with a Bachelor of Science degree in chemical engineering and received an MBA from the Harvard Business School. Ms. Kang earned the right to use the Chartered Financial Analyst designation and she is a member of the CFA Society of Philadelphia and the CFA Institute. She served as a board member for the CFA Society of Philadelphia from 2013-2016. Ward Kruse, CFA, joined Coho Partners in 2019 where Mr. Kruse is a Partner, Portfolio Manager and Investment Analyst. In addition, Mr. Kruse is a member of the Investment Committee. Mr. Kruse has 25 years of experience in the financial industry. Prior to joining Coho, Mr. Kruse spent 20 years working on the Fundamental Equity Team at

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Goldman Sachs Asset Management. Most recently, Mr. Kruse served as a Vice President on the U.S. Value Equity Team in New York. As a research analyst and sector portfolio manager, Mr. Kruse conducted primary fundamental research on companies across different sectors and portfolios. Mr. Kruse also helped launch ESG strategies and integrate sustainability research into Coho's investment process. Prior to this role, Mr. Kruse worked as an Associate on the European Equity Team in Goldman Sachs Asset Management's London office. Mr. Kruse began his career as a financial analyst in the Investment Banking Division of the Goldman Sachs Group, Inc. Mr. Kruse graduated summa cum laude from Georgetown University with a Bachelor of Science degree in finance and accounting. Mr. Kruse is a Chartered Financial Analyst® charterholder.

Copeland Capital Management, LLC: Copeland Capital Management, LLC (Copeland), located at 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Copeland. Mr. Mark Giovanniello, CFA, is the Chief Investment Officer, Principal and Portfolio Manager at Copeland. Mr. Giovanniello joined Copeland in 2009 and is a co-portfolio manager on all Domestic Strategies and the lead manager for the Mid Cap, Smid Cap, and Small Cap Strategies. Mr. Giovanniello holds a Bachelor of Science degree from the Carroll School of Management at Boston College. Mr. Giovanniello also holds the Chartered Financial Analyst (CFA) designation and is a member of the Philadelphia Security Analyst Society. Mr. Eric Brown, CFA, is the Chief Executive Officer, Principal and a Portfolio Manager at Copeland. Mr. Brown formed Copeland in 2005 and is responsible for research coverage of the Utilities and MLP sectors across all domestic portfolios. While founding Copeland, Mr. Brown developed a proprietary fundamental model to best evaluate dividend growth stocks. Mr. Brown holds a Bachelor of Arts in Political Science from Trinity College in Hartford, CT and also holds the Chartered Financial Analyst (CFA) designation. Mr. Brown is a member of the Boston Security Analysts Society and the American Mensa Society. Mr. David McGonigle, CFA, is a Senior Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. McGonigle's primary coverage responsibilities are in the Consumer Discretionary, Financial and Industrial sectors across all domestic portfolios. Mr. McGonigle holds a Bachelor of Science in Business Administration, with a finance concentration, from the E. Claiborne Robins School of Business at the University of Richmond. Mr. McGonigle also holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Philadelphia. Mr. Jeffrey Walkenhorst, CFA, is a Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. Walkenhorst joined Copeland in 2011 and his primary coverage responsibilities are in the Consumer Staples, Real Estate, and Technology/Telecom sectors across all domestic portfolios. Mr. Walkenhorst holds a Bachelor of Arts degree in Economics from Stanford University. Mr. Walkenhorst also holds the Chartered Financial Analyst (CFA) designation and is a member of the New York Society of Security Analysts.

Fred Alger Management, LLC: Fred Alger Management, LLC (Fred Alger), located at 100 Pearl Street, 27th Floor, New York, New York 10004, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Fred Alger. Mr. Patrick Kelly, CFA, has been employed by Fred Alger since 1999. Mr. Kelly has been a portfolio manager since 2004, an Executive Vice President since 2008, and the Head of Alger Capital Appreciation and Spectra Strategies since 2015. Dr. Ankur Crawford, Ph.D., has been employed by Fred Alger since 2004. She became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. She previously served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of

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investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Lazard. Louis Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. He was formerly the co-Portfolio Manager/Analyst for the Lazard European Explorer Fund from 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. He began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics. Barnaby Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. He began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. He is a CFA charterholder. Mark Little is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Quality Growth, and Global Strategic Equity teams. Prior to joining Lazard in 1997, Mr. Little was a manager in the corporate finance practice of Coopers & Lybrand and earned his ACA qualification with Rees Pollock Chartered Accountants. He began working in the investment field in 1992. Mr. Little has an MA in Economics from Clare College, Cambridge University. Robin Jones is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Compounders, and Global Strategic Equity teams. Mr. Jones began working in the investment field in 2002 at Lazard, before leaving in 2006 for Bluecrest Capital Management where he worked as a Portfolio Manager. He re-joined Lazard in 2007. Mr. Jones has a BA Hons in Economics from Durham University and a PGCE in Mathematics from Cambridge University. Robert Failla is a Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team as well as the Global, International and European Small Cap Equity teams. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. He began working in the investment field in 1993. Mr. Failla has an M.B.A. from NYU's Stern School of Business and a B.A.(Hons) from Harvard. He was previously on the Board of Trustees at Delbarton School in Morristown, NJ from 2007 to 2019. Mr. Failla is a CFA charterholder.

Leeward Investments, LLC: Leeward Investments, LLC (Leeward), located at One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Catholic Values Equity Fund. The portion of the Catholic Values Equity Fund's assets managed by Leeward is managed by R. Todd Vingers, CFA, President and Portfolio Manager, and Jay C. Willadsen, CFA, Portfolio Manager. Mr. Vingers is the President of Leeward, and also serves as the Head of the Investment Team and as a Portfolio Manager. Prior to joining Leeward, he spent 20 years at LMCG Investments, LLC, where he established the Value team in 2002 and served as a Managing Director. Mr. Vingers has over 32 years of investment experience. Mr. Willadsen is a Portfolio Manager at Leeward. Prior to joining Leeward, he spent 19 years at LMCG Investments, LLC, most recently as a Portfolio Manager. Mr. Willadsen has over 24 years of investment experience.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Global Head of Research, Thomas Seto, Head of Investment Management, and James Reber, Managing Director, Portfolio Management, manages the portion of the Catholic Values Equity Fund's assets allocated to Parametric. Messrs. Bouchey, Seto and Reber have been with Parametric since 2006, 1998, and 2004, respectively.

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CATHOLIC VALUES FIXED INCOME FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals manages the portion of the Catholic Values Fixed Income Fund's assets allocated to IR+M. The team consists of Bill O'Malley, CFA, Board Member, Chief Executive Officer, and Co-Chief Investment Officer; Jake Remley, CFA, Principal and Senior Portfolio Manager; and Jim Gubitosi, CFA, Principal and Co-Chief Investment Officer. This team is ultimately responsible for the day-to-day management and strategic direction of the Catholic Values Fixed Income Fund. Mr. O'Malley joined IR+M in September 1994, Mr. Remley joined IR+M in July of 2005, and Mr. Gubitosi joined IR+M in March 2007. Mr. O'Malley was previously the Director of the Investment Team at IR+M, Mr. Remley was previously a Portfolio Manager at IR+M, and Mr. Gubitosi was previously a Portfolio Manager and Senior Portfolio Manager at IR+M.

Western Asset Management Company, LLC: Western Asset Management Company, LLC (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Mark S. Lindbloom, Frederick R. Marki, CFA, Julien A. Scholnick, CFA, and John L. Bellows, CFA, manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Marki, Scholnick and Bellows are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech has served as Portfolio Manager for Western Asset for over 32 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Messrs. Lindbloom and Marki joined Western Asset as Portfolio Managers in 2005, Mr. Scholnick joined Western Asset as a Portfolio Manager in 2003, and Mr. Bellows joined Western Asset as a Portfolio Manager in 2012.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer and Portfolio Manager, manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech joined Western Asset companies in 1990 and has 45 years of industry experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called "redeem") Class Y Shares of the Funds. Class Y Shares may only be purchased by:

•  independent investment advisers investing for the benefit of their clients through accounts held at SEI Private Trust Company, that, after requesting access to Class Y shares, are approved by the SEI Funds (or their delegate) to purchase Class Y shares due to the investment adviser having purchased and held (i.e., on a net basis taking into account purchases and redemptions) a minimum of $300,000,000 of client assets in non-money market SEI Funds ("Asset Threshold") for at least one year from the date of the request (or such shorter period of time as determined solely by the SEI Funds (or their delegate)) and remaining above this Asset Threshold thereafter. For these purposes, the SEI Funds (or

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their delegate) consider an independent investment adviser to be an individual or a group of related individuals that, in the sole determination of the SEI Funds (or their delegate), operate as a distinct customer of SEI. In the event that an independent investment adviser that was authorized to purchase Class Y Shares for its clients subsequently drops below the Asset Threshold for whatever reason, which may include a situation where a group of related individuals that previously operated as a distinct customer of SEI cease to do so, the SEI Funds (or their delegate) may in their discretion waive the Asset Threshold requirement;

•  bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Funds' distributor permitting the purchase of Class Y shares;

•  institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y shares of the SEI funds;

•  clients that have entered into an investment advisory agreement with SIMC with respect to their assets invested in the Funds; and

•  other SEI mutual funds.

In the event a Class Y shareholder no longer meets the eligibility requirements to purchase Class Y shares (as noted in the section), the SEI funds (or their delegate) may, in their discretion, elect to convert such shareholder's Class Y shares into a Class of shares of the same Fund(s) for which such shareholder does meet the eligibility requirements. Without limiting the foregoing, this may include situations, as applicable, where the shareholder's independent investment adviser, bank trust department or financial firm no longer meets the eligibility criteria noted above or the shareholder no longer meets the eligibility criteria (for example, by terminating their relationship with an eligible adviser or firm). In all cases, if a client meets the eligibility requirements for more than one other Class of shares, then such client's Class Y shares shall be convertible into shares of the Class having the lowest total annual operating expenses (disregarding fee waivers) for which such clients meet the eligibility requirements.

For information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class Y Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). A Fund generally will notify a prospective investor of the Fund's determination to reject a purchase request within a reasonable period of time after such

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determination is made. For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institution representative or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV per share, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of a Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of exchange-traded funds, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment

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company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to a Fund's Fair Value Pricing Policies and Procedures (Fair Value Procedures) until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of a Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available," are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures

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established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer's industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval," which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the Funds own securities is closed for one or more days (scheduled or unscheduled) while the Funds are open, and if such securities in the Funds' portfolio exceed the predetermined confidence interval discussed above, then the Funds shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds' administrator performs price comparisons and price movement

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review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests to acquire Fund shares) for any reason. A Fund generally will notify a prospective investor of the Fund's determination to reject a purchase request within a reasonable amount of time after such determination is made.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the

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financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Prospective investors should consult their own financial institution or financial intermediary regarding their eligibility to invest in a Fund. The Funds may rely on representations from such financial institutions and financial intermediaries regarding their investor eligibility.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order submitted to acquire Fund shares and generally will notify a prospective investor of such determination within a reasonable period of time after such determination is made; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or

SEI / PROSPECTUS

illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

You may exchange Class Y Shares of any Fund for Class Y Shares of any other fund of SEI Catholic Values Trust on any Business Day by contacting the Funds directly by mail or telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. When you exchange shares, you are really selling your shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your redemption request in proper form before 4:00 p.m. Eastern Time. A Fund will not accept redemption requests that request a particular day or price for the transaction or any other special conditions.

Receiving Your Money

Normally, the Funds will make payment on your redemption request on the Business Day following the day on which they receive your request regardless of the method the Funds use to make such payment, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

SEI / PROSPECTUS

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. These methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $100 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the Investment Company Act of 1940, as amended and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

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DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Funds can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Catholic Values Equity Fund distributes its investment income annually. The Catholic Values Fixed Income Fund declares its net investment income daily and distributes it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund intends to qualify each year for treatment as a regulated investment company (a RIC) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund's failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are reported as qualified dividend income. Distributions reported by the Funds as long-term capital gains and qualified dividend income are generally taxable at the rates applicable to long term capital gains and currently set at a maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets). The Catholic Values Fixed Income Fund's investment strategies will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income. Once a

SEI / PROSPECTUS

year the Funds (or their administrative agents) will send you a statement showing the types and total amount of distributions you received during the previous year.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders of the Funds should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries that would reduce the yield on a Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual

SEI / PROSPECTUS

arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly (and which may not be waived) by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class Y Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS ENDED FEBRUARY 28, OR FEBRUARY 29,
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
CLASS Y
2022	$15.17	$0.11	$1.35	$1.46	$(0.12)	$(2.42)	$(2.54)	$14.09	8.82%	$29,986	0.76%	0.98%	0.68%	37%
2021	11.69	0.13	3.81	3.94	(0.14)	(0.32)	(0.46)	15.17	33.84	21,759	0.76	0.98	0.99	65
2020	11.90	0.16	0.15	0.31	(0.16)	(0.36)	(0.52)	11.69	2.28	22,026	0.76	0.99	1.31	34
2019	12.51	0.16	(0.13)	0.03	(0.17)	(0.47)	(0.64)	11.90	0.71	35,207	0.76	0.99	1.31	49
2018	10.60	0.12	1.90	2.02	(0.11)	—	(0.11)	12.51	19.05	34,541	0.76	0.99	1.06	56
Catholic Values Fixed Income Fund
CLASS Y
2022	$10.35	$0.16	$(0.38)	$(0.22)	$(0.22)	$(0.03)	$(0.25)	$9.88	(2.21)%	$46,076	0.61%	0.72%	1.58%	76%
2021	10.56	0.21	0.05	0.26	(0.21)	(0.26)	(0.47)	10.35	2.45	38,212	0.61	0.70	1.99	126
2020	9.84	0.27	0.82	1.09	(0.29)	(0.08)	(0.37)	10.56	11.28	58,798	0.61	0.70	2.62	128
2019	9.81	0.26	0.06	0.32	(0.29)	—	(0.29)	9.84	3.29	35,686	0.61	0.71	2.72	159
2018	9.94	0.23	(0.12)	0.11	(0.24)	—	(0.24)	9.81	1.07	35,191	0.61	0.74	2.35	194

† Returns and portfolio turnover rates are for the years indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as "—" are either $0 or have been rounded to $0.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated June 30, 2022 includes more detailed information about SEI Catholic Values Trust. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Trust makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Catholic Values Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Catholic Values Trust's Investment Company Act registration number is 811-23015.

SEI-F-189 (06/22)

seic.com

STATEMENT OF ADDITIONAL INFORMATION

SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund

Ticker Symbols: Class F—CAVAX, Class Y—CAVYX

Catholic Values Fixed Income Fund

Ticker Symbols: Class F—CFVAX, Class Y—CFVYX

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Allspring Global Investments, LLC
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
Copeland Capital Management, LLC
Fred Alger Management, LLC
Income Research & Management
Lazard Asset Management LLC
Leeward Investments, LLC
Parametric Portfolio Associates LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Catholic Values Trust (the "Trust") and should be read in conjunction with the Trust's Class F and Class Y shares prospectuses (the "Prospectuses"), each dated June 30, 2022. The Prospectuses may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust's financial statements for the fiscal year ended February 28, 2022, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are herein incorporated by reference from the Trust's 2022 Annual Report. Shareholder reports are available online or by calling 1-800-DIAL-SEI. Unless you have elected to receive paper copies accompany shareholder reports, you will be notified by mail each time a report is posted on the Funds' website and provided with a link to access the report online.

June 30, 2022

SEI-F-190 (06/22)

TABLE OF CONTENTS

GLOSSARY OF TERMS	S-1
THE TRUST	S-3
INVESTMENT OBJECTIVES AND POLICIES	S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-5
American Depositary Receipts	S-6
Asset-Backed Securities	S-6
Catholic Values Investing Risk	S-8
Commercial Paper	S-8
Construction Loans	S-8
Credit Linked Notes	S-8
Demand Instruments	S-9
Distressed Securities	S-9
Dollar Rolls	S-9
Economic Risks of Global Health Events	S-9
Equity-Linked Warrants	S-10
Equity Securities	S-10
Eurobonds	S-11
Exchange Traded Products ("ETPs")	S-11
Fixed Income Securities	S-13
Foreign Securities and Emerging and Frontier Markets	S-15
Forward Foreign Currency Contracts	S-19
Futures Contracts and Options on Futures	S-22
Government National Mortgage Association ("GNMA") Securities	S-24
High Yield Foreign Sovereign Debt Securities	S-24
Illiquid Securities	S-25
Interfund Lending and Borrowing Arrangements	S-25
Investment Companies	S-25
LIBOR Replacement Risk	S-27
Loan Participations and Assignments	S-28
MiFID II	S-28
Money Market Securities	S-29
Mortgage-Backed Securities	S-29
Mortgage Dollar Rolls	S-31
Municipal Securities	S-32
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-33
Obligations of Supranational Entities	S-33
Options	S-33
Participation Notes ("P-Notes")	S-35
Pay-In-Kind Bonds	S-35
Privatizations	S-35
Put Transactions	S-36
Quantitative Investing	S-36
Real Estate Investment Trusts ("REITs")	S-36
Real Estate Operating Companies ("REOCs")	S-37
Receipts	S-37
Repurchase Agreements	S-37
Restricted Securities	S-38
Reverse Repurchase Agreements and Sale-Buybacks	S-38
Risks of Cyber Attacks	S-38
Senior Loans and Bank Loans	S-39
Sovereign Debt	S-40
Structured Securities	S-40

Swaps, Caps, Floors, Collars and Swaptions	S-40
U.S. Government Securities	S-43
Variable and Floating Rate Instruments	S-44
When-Issued and Delayed Delivery Securities	S-44
Yankee Obligations	S-44
Zero Coupon Securities	S-45
INVESTMENT LIMITATIONS	S-45
THE ADMINISTRATOR AND TRANSFER AGENT	S-47
THE ADVISER AND SUB-ADVISERS	S-49
DISTRIBUTION AND SHAREHOLDER SERVICING	S-70
SECURITIES LENDING ACTIVITY	S-71
TRUSTEES AND OFFICERS OF THE TRUST	S-71
PROXY VOTING POLICIES AND PROCEDURES	S-80
PURCHASE AND REDEMPTION OF SHARES	S-81
TAXES	S-82
PORTFOLIO TRANSACTIONS	S-89
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-91
DESCRIPTION OF SHARES	S-92
LIMITATION OF TRUSTEES' LIABILITY	S-92
CODES OF ETHICS	S-93
VOTING	S-93
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-93
SOCIAL INVESTMENT SERVICES	S-94
CUSTODIANS	S-94
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-95
LEGAL COUNSEL	S-95
DESCRIPTION OF RATINGS	A-1

June 30, 2022

GLOSSARY OF TERMS

The following terms are used throughout this SAI, and have the meanings set forth below. Because the following is a combined glossary of terms used for all the SEI Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund's prospectus or as otherwise defined in this SAI.

Term	Definition
1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
ADRs	American Depositary Receipts
ARMS	Adjustable Rate Mortgage Securities
BHCA	Bank-Holding Company Act
Bank Loan Rate	The rate of interest that would be charged by a bank for short-term borrowings
Board	The Trust's Board of Trustees
CATS	Certificates of Accrual on Treasury Securities
CDOs	Collateralized Debt Obligations
CDRs	Continental Depositary Receipts
CFTC	Commodities Futures Trading Commission
CLCs	Construction Loan Certificates
CLOs	Collateralized Loan Obligations
CMBS	Commercial Mortgage-Backed Securities
CMOs	Collateralized Mortgage Obligations
Code	Internal Revenue Code of 1986, as amended
Confidential Information	Material, non-public information
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protections Act
EDRs	European Depositary Receipts
ETFs	Exchange-Traded Funds
ETNs	Exchange-Traded Notes
ETPs	Exchange-Traded Products
EU	European Union
Fannie Mae	Federal National Mortgage Association
FHA	Federal Housing Administration
Freddie Mac	Federal Home Loan Mortgage Corporation
GDRs	Global Depositary Receipts
GNMA	Government National Mortgage Association
IFA	Insurance Funding Agreement
IO	Interest-Only Security
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Liquidity Fund	SEI Liquidity Fund, LP
LYONs	Liquid Yield Option Notes
MiFID II	Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments
MLPs	Master Limited Partnerships
Moody's	Moody's Investors Service, Inc.
NAV	Net Asset Value
NDFs	Non-Deliverable Forwards

Term	Definition
NRSRO	Nationally Recognized Statistical Rating Organization
OTC	Over-the-Counter
PAC Bonds	Planned Amortization Class CMOs
PIPEs	Private Investments in Public Equity
PLC	Permanent Loan Certificate
P-Notes	Participation Notes
PO	Principal-Only Security
Program	SEI Funds' interfund lending program
QFII	Qualified Foreign Institutional Investor
QPTPs	Qualified Publicly Traded Partnerships
REITs	Real Estate Investment Trusts
REMIC Certificates	REMIC pass-through certificates
REMICs	Real Estate Mortgage Investment Conduits
REOCs	Real Estate Operating Companies
Repo Rate	rate of interest for an investment in overnight repurchase agreements
RIC	Regulated Investment Company
S&P	Standard & Poor's Rating Group
SEC	U.S. Securities and Exchange Commission
SEI Funds	The existing or future investment companies registered under the 1940 Act that are advised by SIMC
STRIPS	Separately Traded Registered Interest and Principal Securities
Subsidiary	A wholly-owned subsidiary organized under the laws of the Cayman Islands
TIGRs	Treasury Investment Growth Receipts
TRs	Treasury Receipts
UK	United Kingdom
World Bank	International Bank of Reconstruction and Development
Yankees	Yankee Obligations

THE TRUST

SEI Catholic Values Trust (the "Trust") is an open-end management investment company that offers shares of diversified portfolios. The Trust was established as a Delaware statutory trust pursuant to a Declaration of Trust dated December 8, 2014. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class F and Class Y may be offered, which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, distribution, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information ("SAI") relates to the following portfolios: Catholic Values Equity Fund and Catholic Values Fixed Income Fund (each, a "Fund" and, together, the "Funds"), including all classes of the Funds.

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers").

INVESTMENT OBJECTIVES AND POLICIES

CATHOLIC VALUES EQUITY FUND—The Catholic Values Equity Fund's investment objective is long-term capital appreciation. Dividend income, if any, will be incidental. Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' ("USCCB") Socially Responsible Investing Guidelines ("Guidelines"). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. SIMC has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in common stocks and other equity securities, which may include preferred stocks, warrants, participation notes and depositary receipts. The Fund invests primarily in securities of domestic companies, but may also, to a lesser extent, invest in securities of foreign companies, which may include companies in emerging markets. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. The Fund may invest in exchange-traded funds ("ETFs") or equity swaps to obtain exposure to the equity market during high volume periods of investment into the Fund.

SIMC seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire to achieve performance objectives while keeping appropriate balance among differing investment styles and philosophies offered by the Sub-Advisers, including growth-oriented, value-oriented, stability-oriented, and/or blended approaches to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from professional financial research analysts and momentum, while stability-oriented managers generally select stocks they believe have sustainable competitive advantages, less economic sensitivity and/or less volatility, and value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as assets, capital structure, earnings, and/or cash flows.

The Fund implements its views on the Guidelines through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of the other Sub-Advisers. Such other Sub-Advisers provide a model portfolio to the Fund on an ongoing basis that represents their recommendations as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios, with the weighting of each Sub-Adviser's model in the total portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, but also has the authority to vary from such aggregation: (i) to conform the Fund's securities transactions by avoiding issuers identified as not aligning with the Guidelines; (ii) to favor, consistent with the Guidelines, securities of companies that are more highly ranked with respect to environmental, social and governance criteria than other companies in the Fund's portfolio; (iii) to seek to achieve lower volatility; and (iv) to a lesser extent, manage risks, seek trading cost efficiencies or efficient tax management. In addition to acting as overlay manager, the overlay manager may also manage a portion of the Fund's portfolio, as determined by the Adviser.

The Fund may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals, as a result of changes in portfolio strategy or to help the overlay manager meet the Fund's investment strategies.

CATHOLIC VALUES FIXED INCOME FUND—The Catholic Values Fixed Income Fund's investment objective is a high level of current income with preservation of capital. Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities, which may include floating rate and variable rate securities. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the USCCB Guidelines. Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. SIMC has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities. The Fund will engage in active and frequent trading of portfolio securities.

Under normal circumstances, the Fund will invest a significant portion of its assets in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of A or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (those rated BB+, B and CCC) (junk bonds). The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 20% of its net assets in the fixed-income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Fund may also invest in futures contracts, forward contracts, and options for speculative or hedging purposes. Futures contracts, forward contracts, and options may be used to synthetically obtain exposure to securities or baskets of securities. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Bloomberg U.S. Aggregate Bond Index varies significantly over time, but as of March 31, 2022 it was 6.58 years.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

•  the use of interest-rate and yield-curve analyses;

•  the use of credit analyses, which indicate a security's rating and payment of interest and principal at maturity; and

•  use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds, including those discussed in the applicable Prospectus and the Funds' "Investment Objectives and Policies" section of this SAI and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of SIMC or the Sub-Advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. An adviser may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

AMERICAN DEPOSITARY RECEIPTS—ADRs, as well as other "hybrid" forms of ADRs, including EDRs, CDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized risk obligations, CLOs and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Funds, as securityholders, may suffer a loss.

Recent changes in legislation, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, has created uncertainty in the credit and other financial markets and other unknown risks. The Dodd-Frank Act, for example, imposes a new regulatory framework on the U.S. financial services industry and the consumer credit markets in general. As a result of the Dodd-Frank Act and similar measures to re-regulate the credit markets and, in particular, the structured finance markets, the manner in which asset-backed securities are issued and structured has been altered and the reporting obligations of the issuers of such securities may be significantly increased or may become costlier. The value or liquidity of any asset-backed securities held or acquired by the Funds may be adversely affected as a result of these changes.

In particular, the implementation of Section 619 of the Dodd-Frank Act (and related regulations) prohibiting certain banking entities from engaging in proprietary trading (the so-called Volcker Rule) and of Section 941 of the Dodd-Frank Act (and related regulations) requiring the "sponsor" of a securitization to retain no less than 5% of the credit risk of the assets collateralizing the asset-backed securities, could have a negative effect on the marketability and liquidity of asset-backed securities (including mortgage-backed securities and CDOs and CLOs), whether in the primary issuance or in secondary trading. It is possible that the risk retention rules may reduce the number of new issuances of private-label mortgage backed securities or the number of collateral managers active in the CDO and CLO markets, which also may result in fewer new issue securities. A contraction or reduced liquidity in the asset-backed, CDO or CLO markets could reduce opportunities for the Funds to sell their securities and might adversely affect the management flexibility of the Funds in relation to the respective portfolios.

In addition to the changes required by the Dodd-Frank Act, the SEC adopted rules in August 2014 that substantially revise "Regulation AB" (the SEC's principal source of rules for asset-backed securities) and other rules governing the offering process, disclosure and reporting for asset-backed securities issued in registered transactions. Among other things, those rules require enhanced disclosure of asset-level information at the time of the securitization and on an ongoing basis. Certain elements of proposed Regulation AB remain outstanding, including the proposal that issuers of structured finance products offered privately provide the same initial and ongoing information as would be required if the offering were public. It is not clear when or whether any of the proposed revisions to Regulation AB that remain outstanding will be adopted, how those standards will be implemented, or what effect those standards will have on securitization transactions. The rules may, for example, have the effect of impeding new issuances and reducing the availability of investments for the Funds, or adversely affecting the market value of legacy securities that do not conform with the new rules.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, the Funds must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

CATHOLIC VALUES INVESTING RISK—Each Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the FHA under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to insure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or GNMA insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured CLC. When the project is completed, the investor exchanges all the monthly CLCs for an insured PLC. The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome.

CREDIT-LINKED NOTES—Credit-linked notes and similarly structured products typically are issued by a limited purpose trust or other vehicle that, in turn, enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under "Swaps, Caps, Floors, Collars and Swaptions." Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions)

and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain credit protection agreements or derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled, and may be, or have recently been, involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns.

Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any dollar roll as required by the 1940 Act.

ECONOMIC RISKS OF GLOBAL HEALTH EVENTS—An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds' performance and cause losses on your investment in the Funds.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). As American-style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, SIMC or a Sub-Adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

In general, investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the United States or the OTC market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. A Fund may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management associated with small and medium capitalization companies. The securities of small and medium capitalization companies typically have lower trading volumes than large capitalization companies and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Initial Public Offerings. Certain Funds may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. Like all equity securities, IPO securities are subject to market risk and liquidity risk, but those risks may be heightened for IPO securities. The market value of IPO securities may fluctuate considerably due to factors such as the absence of a prior public market for the security, unseasoned trading of the security, the small number of shares available for trading, limited information about the issuer, and aberrational trading activity and market interest surrounding the IPO. There is also the possibility of losses resulting from the difference between the issue price and potential diminished value of the security once it is traded in the secondary market. In addition, the purchase of IPO securities may involve high transaction costs. Investments in foreign IPOs may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environment. The Funds' investment in IPO securities may have a significant positive or negative impact on the Funds' performance and may result in significant capital gains.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. Although Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS—Certain Funds may directly purchase shares of or interests in ETPs (including ETFs, ETNs and exchange-traded commodity pools). A Fund will only invest in ETPs to the extent consistent with its investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked instruments, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the 1933 Act. Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool's shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool's NAV, the changes in the pool's NAV do not correlate closely with the changes in the price of the pool's benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Exchange-traded commodity pools generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's NAV.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a NRSRO, or, if not rated, are determined to be of comparable quality by SIMC or a Sub-Adviser, as applicable. See "Appendix A-Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Securities rated Baa3 or higher by Moody's or BBB- or higher by S&P are considered by those rating agencies to be "investment grade" securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. Although issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, SIMC or a Sub-Adviser, as applicable, will review the situation and take appropriate action with regard to the security.

Lower-Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating the Fund's NAV. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities.

A Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as "junk bonds."

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's NAV.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging and frontier markets can be considered speculative and therefore may offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. "Frontier market countries" are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund's investment in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Investments in the United Kingdom—The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017. On January 31, 2020, the UK officially withdrew from the EU (commonly known as "Brexit") and entered into a transition phase that expired on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement was then approved by EU member states and became effective in May 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation.

Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Funds. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Funds' investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Investments in China—China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, Executive Orders have been issued prohibiting U.S. persons from purchasing or investing in publicly-traded securities of certain companies identified by the U.S. Government because of their ties to the Chinese military or China's surveillance technology sector. These restrictions have also applied to instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses. Certain investments that are or become designated as prohibited may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to a Fund. In addition, the market for securities and other investments of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in the China A-Shares. A Fund may invest in PRC A-Shares through the Stock Connect subject to any applicable regulatory limits. The Stock Connect is a securities trading and clearing linked program developed by HKEx, the HKSCC, SSE, SZSE and ChinaClear with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in the Stock Connect will trade and settle SSE or SZSE securities in the CNH only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via the Stock Connect a Fund is subject to the following additional risks:

General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. The program requires the use of new information technology systems which may be subject to operational risk due to the program's cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and PRC markets through the program could be disrupted.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but the Stock Connect is not trading. As a result, a Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund's ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that the Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, the Fund may not have any proprietary interest in the PRC A-Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of the Fund's investment in PRC A-Shares and the amount of its income and gains could be adversely affected.

In the event ChinaClear defaults, HKSCC's liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, a Fund may not be able to purchase and/or dispose of holdings of PRC A-Shares in a timely manner.

Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict a Fund's ability to invest in PRC A-Shares through the program on a timely basis.

Investor Compensation. A Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Because the Fund is carrying out trading of PRC A-Shares through securities brokers in Hong Kong, but not mainland China brokers, it is not protected by the China Securities Investor Protection Fund.

That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of PRC A-Shares through the Stock Connect program, it would be compensated by Hong Kong's Investor Compensation Fund.

Tax within the PRC. Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for a Fund. A Fund's investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a "permanent establishment" in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. SIMC and the Funds' Sub-Advisers intend to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The State Administration of Taxation has confirmed the application to a QFII of the withholding income tax on dividends, premiums and interest. Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China with respect to QFIIs and Renminbi QFIIs and investments through the Shanghai-Hong Kong Stock Connect. In addition, Chinese authorities issued Caishui [2016] 127 which took effect on December 5, 2016, to clarify the corporate income tax policy of China with respect to investments through the Shenzhen-Hong Kong Stock Connect. Pursuant to the circulars, each Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in A-Shares, but the dividends derived from China A-shares by foreign investors is subject to a 10% withholding income tax. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and Renminbi QFIIs or investments through the Stock Connect, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund's return could be substantial.

SIMC, the Funds' Sub-Advisers or a Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for overseas investors in respect of their gains derived from trading of PRC securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the "surtaxes") are imposed based on value added tax liabilities, so if SIMC, the Funds' Sub-Advisers or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Renminbi QFIIs and QFIIs are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders.

Investments in Variable Interest Entities ("VIEs"). In seeking exposure to Chinese companies, a Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as a Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as a Fund. Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company's performance or the enforceability of the company's contractual arrangements with the VIE and thus, the value of a Fund's investment in the VIE. In addition to the risk of government intervention, a Fund's investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its VIE investments with little or no recourse available.

Investments in Russia—Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia's actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia's invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia's military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could have a significant impact on a Fund's performance and the value of the Fund's investments, even though the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when SIMC or a Sub-Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes as well as to enhance the Fund's returns.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of "swap" under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the jurisdiction of the CFTC.

Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities. The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will "cover" its position as required by the 1940 Act.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of SIMC or a Sub-Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts (also called "futures") provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. Subject to their permitted investment strategies, certain Funds may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund's returns. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund's coverage requirements.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on SIMC or a Sub-Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES—Certain Funds may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Because prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, a Fund will receive monthly scheduled payments of principal and interest. In addition, a Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are investments that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, SIMC or the Sub-Adviser, as applicable, determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, SIMC or the Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in the Program with the SEI Funds. The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than the Repo Rate and more favorable to the borrowing fund than the Bank Loan Rate. The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may be subject to adverse tax consequences to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

Generally, federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory or other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, a Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act. A Fund may invest in investment companies managed by SIMC or the Fund's Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. A Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes, including as discussed in the "Securities Lending" section below, and to serve as collateral for derivatives positions.

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions that are similar to those previously imposed through exemptive orders. In connection with its adoption of Rule 12d1-4 on January 19, 2022, the SEC rescinded such exemptive orders, and certain other rules. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Pursuant to Rule 12d1-1 under the 1940 Act, the Funds may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1 under the 1940 Act) in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

A Fund may invest in Rule 2a-7 compliant investment companies for cash management purposes and to serve as collateral for derivatives positions.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises-a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

As of January 19, 2022, the SEC rescinded exemptive orders that allowed investment companies to invest in ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above. An investment company may now invest in ETFs in excess these limitations, provided that such investment company otherwise complies with certain conditions imposed through Rule 12d1-4. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of an ETF beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Certain ETFs that in general do not register as investment companies under the 1940 Act may not produce qualifying income for purposes of the "Qualifying Income Test" or the shares of such ETFs may not be considered "securities" for purposes of the "Asset Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test or if a Fund is not considered to be holding sufficient amounts of "securities" than SIMC or the Funds' Sub-Advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test or Asset Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code, unless certain relief provisions (described in more detail under the heading "Taxes") are available to the Fund.

LIBOR REPLACEMENT—LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate ("SOFR"), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. This, in turn, may affect the value or liquidity or return on certain Fund investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indexes, rates and values that may be used as "benchmarks" and are the subject of recent regulatory reform. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments that are administered by the lending bank or agent for a syndicate of lending banks and sold by the lending bank, financial institution or syndicate member (so-called "intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent that a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by SIMC or the Funds' Sub-Advisers based on criteria approved by the Board.

MiFID II—MiFID II took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the Adviser and Sub-Advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund's ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the Adviser and Sub-Advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the Adviser and Sub-Advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by SIMC or a Sub-Adviser to be of the highest short-term credit quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Funds could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as GNMA, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) CMBS, which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Funds of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share prices.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent the beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior. Beginning in late 2006, delinquencies, defaults and foreclosures on residential and commercial mortgage loans increased significantly, and they may again increase in the future. In addition, beginning in late 2006, numerous originators and servicers of residential mortgage loans experienced serious financial difficulties and, in many cases, went out of business or were liquidated in bankruptcy proceedings. Those difficulties resulted, in part, from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations and warranties regarding loan characteristics.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled.

The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. Although it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of the COVID-19 outbreak, including foreclosure and eviction moratoria, mortgage forbearance and loan modifications for borrowers and renters experiencing financial hardship due to COVID-19.

It is difficult to predict how the government initiatives relating to COVID-19 may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets. However, high forbearance rates create a real possibility of billions of dollars of loan servicers' obligations to advance payment to investors in securities backed by mortgages in the absence of borrower payments on the underlying loans. Accordingly, the Funds cannot predict with certainty the extent to which these or similar initiatives in the future may adversely impact the value of the Funds' investments in securities issued by Fannie Mae or Freddie Mac and in investments in securities in the U.S. mortgage industry as a whole.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds' actual yield to maturity, even if the average rate of principal payments is consistent with a Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Collateralized Mortgage Obligations. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent a Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

Real Estate Mortgage Investment Conduits. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. REMIC Certificates issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities. ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. Although the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, because many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the PO receives the principal payments made by the underlying mortgage-backed security, while the holder of the IO receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that the estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, refunding outstanding obligations, general operating expenses and lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (so-called "municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

SIMC and/or the Sub-Adviser, as applicable, may rely on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a Fund. SIMC, the Sub-Advisers and the Funds do not guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities may be purchased by the Catholic Values Fixed Income Fund. Currently, the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. All options written on indexes or securities must be "covered" as required by the 1940 Act. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Each Fund may trade put and call options on securities, securities indexes and currencies, as SIMC or a Sub-Adviser determines is appropriate in seeking to achieve the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of the acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARTICIPATION NOTES—P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded OTC. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities that, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.

Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—A Fund may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that SIMC or a Sub-Adviser believes present minimum credit risks, and SIMC or a Sub-Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

QUANTITATIVE INVESTING—A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

REAL ESTATE INVESTMENT TRUSTS—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A U.S. REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax loss carryforwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) the ability to retain earnings.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include TRs, TIGRs, LYONs and CATS. LYONs, TIGRs and CATS are interests in private proprietary accounts, while TRs and STRIPS (see "U.S. Treasury Obligations" below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by SIMC or a Sub-Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement at all times. SIMC and the applicable Sub-Advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty.

Under all repurchase agreements entered into by a Fund, the Fund's custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. At times, the investments of a Fund in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold freely to the public without registration under the 1933 Act or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to a Fund's limitation on investing in illiquid securities. The determination of whether a restricted security is illiquid is to be made by SIMC or a Sub-Adviser pursuant to guidelines adopted by the Board. Under these guidelines, SIMC or a Sub-Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, SIMC and each Sub-Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

RISKS OF CYBER-ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, SIMC or any of the Sub-Advisers, a Fund's distributor, custodian, transfer agent, or any other of a Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions.

SENIOR LOANS AND BANK LOANS—Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Funds can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. Although the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks than those that would have been involved if a Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

SIMC or a Sub-Adviser may from time to time have the opportunity to receive Confidential Information about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, SIMC or a Sub-Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, a Fund (and other clients of SIMC or a Sub-Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, SIMC or a Sub-Adviser's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. SIMC or a Sub-Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If SIMC or a Sub-Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to a foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a "credit event" triggering the seller's payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that SIMC or a Sub-Adviser believes to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the applicable SEC and SEC staff positions.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and NDFs. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

The SEC voted to adopt Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the 1940 Act (the "SEC Derivatives Rule"). The SEC Derivatives Rule will require, among other things, that the certain entities adopt a derivatives risk management program, comply with limitations on leveraged-related risk based on a relative "value-at-risk" test and update reporting and disclosure procedures. The full impact of the SEC Derivatives Rule on the Funds remains uncertain. The Funds will be required to comply with the requirements of the SEC Derivatives Rule by August 19, 2022.

Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the FHA, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt when due. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, and can contribute to market volatility.

An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indexes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if SIMC or a Sub-Adviser deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankees are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankees selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Although interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the RICs under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing and illiquid investments) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment restrictions are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectuses, means the lesser of: (1) 67% of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of a Fund's outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Funds as a result of subsequent changes in value of the investments or the size of a Fund.

Each Fund may not:

  1.  Purchase securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. Government securities are not considered members of any industry.

  2.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  With respect to 75% of the Fund's total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government and its instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  4.  Make loans except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in REITs, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

  6.  Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

  7.  Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

Non-Fundamental Policies

The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed by the Board, without shareholder approval, in compliance with applicable law and regulatory policy.

  1.  A Fund shall not invest in companies for purposes of exercising control or management.

  2.  A Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

  3.  A Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

  4.  A Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

  5.  A Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

When valuing derivative instruments for the purpose of determining compliance with its 80% test, each Fund will use the market value, if available, or otherwise the fair market value, of such derivative instrument. The Catholic Values Equity Fund will consider only those convertible securities that are immediately convertible and actually in the money as equity securities for purposes of determining compliance with its 80% test.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. For the purpose of a Fund's concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 and 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. At the time a Fund enters into such a transaction, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the mark-to-market value of the Fund's obligation, and will subsequently monitor the account to ensure that such equivalent value is maintained.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds (the "Transfer Agent"). SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and Transfer Agent.

SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement ("the Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services. Such services generally include, but are not limited to:

•  maintaining books and records related to a Fund's cash and position reconciliations, and portfolio transactions;

•  preparation of financial statements and other reports for the Funds;

•  calculating the NAV of the Funds in accordance with the Funds' valuation policies and procedures;

•  tracking income and expense accruals and processing disbursements to vendors and service providers;

•  providing performance, financial and expense information for registration statements and board materials;

•  providing certain tax monitoring and reporting;

•  providing space, equipment, personnel and facilities;

•  maintaining share transfer records;

•  reviewing account opening documents and subscription and redemption requests;

•  calculating and distributing required ordinary income and capital gains distributions; and

•  providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from the reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of each Fund and paid monthly by the Trust. The annual rates are as set forth in the charts below:

For the Catholic Values Equity Fund:

Administration Fee
on the first $1.5 billion of Assets;	0.30%
on the next $500 million of Assets;	0.26%
on the next $500 million of Assets;	0.21%
on the next $500 million of Assets;	0.17%
on Assets over $3 billion.	0.12%

For the Catholic Values Fixed Income Fund:

Administration Fee
on the first $1.5 billion of Assets;	0.20%
on the next $500 million of Assets;	0.1775%
on the next $500 million of Assets;	0.1550%
on the next $500 million of Assets;	0.1325%
on Assets over $3 billion.	0.110%

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers and/or reimbursements for the fiscal year ended February 29, 2020 and for the fiscal years ended February 28, 2021 and 2022.

	Administration Fees Paid (000)			Administration Fees Waived or Reimbursed (000)
Fund	2020	2021	2022	2020	2021	2022
Catholic Values Equity Fund	$820	$810	$1,029	$102	$96	$137
Catholic Values Fixed Income Fund	$306	$340	$372	$61	$75	$113

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC had approximately $211.85 billion in assets as of March 31, 2022.

Manager of Managers Structure. SIMC is the investment adviser to each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds' shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Funds will notify shareholders in the event of any addition or change in the identity of their sub-advisers.

SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-advisers to the Funds are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to the Funds.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets to the Sub-Advisers, monitors and evaluates the Sub-Advisers' performance and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

Each Advisory Agreement sets forth a standard of care, pursuant to which the Adviser or Sub-Adviser, as applicable, is responsible for performing services to the Funds, and also includes liability and indemnification provisions.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or the Fund's Sub-Adviser, as applicable, or by SIMC or the Fund's Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of each Fund). SIMC then pays the Sub-Advisers out of its contractual advisory fee for sub-advisory services provided to the Funds. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended February 28, 2022 are set forth below as a percentage of the average daily net assets of each Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub-Advisory Fees Paid
Catholic Values Equity Fund	0.60%	0.24%
Catholic Values Fixed Income Fund	0.35%	0.13%

SIMC pays each Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the applicable Sub-Adviser.

For the fiscal year ended February 29, 2020 and for the fiscal years February 28, 2021 and 2022, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from each Fund; (ii) the dollar amount of SIMC's contractual and voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended February 28, 2022:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Catholic Values Equity Fund	$2,058	$627	$808	$623
Catholic Values Fixed Income Fund	$651	$93	$242	$316

For the fiscal year ended February 28, 2021:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Catholic Values Equity Fund	$1,620	$494	$748	$378
Catholic Values Fixed Income Fund	$595	$85	$239	$271

For the fiscal year ended February 29, 2020:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Catholic Values Equity Fund	$1,640	$500	$672	$468
Catholic Values Fixed Income Fund	$535	$76	$199	$260

The Sub-Advisers

ALLSPRING GLOBAL INVESTMENTS, LLC—Allspring Global Investments, LLC ("Allspring Investments") serves as Sub-Adviser to the Catholic Values Equity Fund. Allspring Investments is a Delaware limited liability company. Its predecessor, Wells Capital Management Incorporated ("WellsCap") became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981. WellsCap was sold to a holding company affiliated with GTCR LLC and of Reverence Capital Partners, L.P. and established as Allspring Investments effective November 1, 2021.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC—Brandywine Global Investment Management, LLC ("Brandywine Global") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Brandywine, founded in 1986, is a specialist investment manager of Franklin Templeton, we retain full control over investments, hiring, and compensation.

COHO PARTNERS, LTD.—Coho Partners, Ltd. ("Coho") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Coho is employee owned.

COPELAND CAPITAL MANAGEMENT, LLC—Copeland Capital Management, LLC ("Copeland") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Copeland was founded in 2005 and is 100% employee owned.

FRED ALGER MANAGEMENT, LLC—Fred Alger Management, LLC ("Fred Alger") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Fred Alger has been in the business of providing investment advisory services since 1964 and as of February 28, 2022 had approximately $35.6 billion in assets under management. Fred Alger is directly owned by Alger Group Holdings, LLC ("AGH"), a financial services holding company. AGH and Fred Alger are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc., the parent company of AGH.

INCOME RESEARCH & MANAGEMENT—Income Research & Management ("IR+M") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Fixed Income Fund. IR+M is a Massachusetts business trust founded in 1987. IR+M was incorporated as Income Research & Management, Inc. from inception through December 2003. In December 2003, Income Research & Management, Inc. merged into IR&M Holdings LLC, and IR&M Holdings LLC merged into IR&M Holdings Business Trust. In January 2004, IR&M Holdings Business Trust changed its name to Income Research & Management. IR+M has been 100% privately owned since its inception in 1987 and remains so today.

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC ("Lazard") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

LEEWARD INVESTMENTS, LLC—Leeward Investments, LLC ("Leeward") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Leeward is a manager-managed limited liability company that is 100% employee-owned.

PARAMETRIC PORTFOLIO ASSOCIATES LLC—Parametric Portfolio Associates LLC ("Parametric") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Parametric is a wholly-owned indirect subsidiary of Morgan Stanley, a publicly held company that is traded on the New York Stock Exchange ("NYSE") under the ticker symbol MS. Parametric is a part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley.

Parametric is owned directly by Eaton Vance Acquisitions and Eaton Vance Management, both privately held subsidiaries of Morgan Stanley.

WESTERN ASSET MANAGEMENT COMPANY, LLC—Western Asset Management Company, LLC ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Fixed Income Fund. Western Asset operates within a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western Asset is a wholly-owned subsidiary of Franklin Resources, Inc. [NYSE: BEN], a global investment management organization with subsidiaries operating as Franklin Templeton in over 165 countries. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Fixed Income Fund. Western Asset Limited operates within a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western Asset Limited is a wholly-owned subsidiary of Franklin Resources, Inc. [NYSE: BEN], a global investment management organization with subsidiaries operating as Franklin Templeton in over 165 countries.

Portfolio Management

SIMC

Compensation. SIMC compensates each portfolio manager for his management of the Catholic Values Equity and Catholic Values Fixed Income Funds. Each portfolio manager's and investment analyst's compensation consists of a combination of a fixed annual salary, a discretionary annual bonus, and in some instances an annual long-term incentive grant.

Portfolio manager compensation is a combination of both Fund performance and SEI/Company performance. A majority of each portfolio manager's compensation is determined by the performance of the Funds for which the portfolio manager is responsible for over both a short-term and long-term time horizon. A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

With respect to the bonus, twenty percent of each portfolio manager's compensation is tied to the corporate performance of SEI (SIMC's ultimate parent company), as measured by the earnings per share earned for a particular year. This percentage is set at the discretion of SEI and not SIMC.

The remaining percentage is based upon each Fund's performance (pre-tax) versus its respective benchmark over a one and three year period.

Ownership of Fund Shares. As of February 28, 2022, the portfolio managers beneficially owned shares of the Funds they manage (which may be through their 401(k) plans), as follows:

Portfolio Manager	Dollar Range of Fund Shares
Richard A. Bamford	None
David L. Hintz, CFA	None

Other Accounts. As of March 31, 2022, in addition to the Catholic Values Equity and Catholic Values Fixed Income Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, approximately as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Richard A. Bamford	28	$45.48	2	$0.37	0	$0
David L. Hintz, CFA	19	$29.56	3	$1.34	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Catholic Values Equity and Catholic Values Fixed Income Funds' investments. The other accounts might have similar investment objectives as the Catholic Values Equity and Catholic Values Fixed Income Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Catholic Values Equity and Catholic Values Fixed Income Funds.

Although the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Catholic Values Equity and Catholic Values Fixed Income Funds. Because of their positions with the Catholic Values Equity and Catholic Values Fixed Income Funds, the portfolio managers know the size, timing and possible market impact of Catholic Values Equity Fund and Catholic Values Fixed Income Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Catholic Values Equity and Catholic Values Fixed Income Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Catholic Values Equity and Catholic Values Fixed Income Funds and the other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Catholic Values Equity and Catholic Values Fixed Income Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Catholic Values Equity and Catholic Values Fixed Income Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, although the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Catholic Values Equity and Catholic Values Fixed Income Funds, such an approach might not be suitable for the Catholic Values Equity and Catholic Values Fixed Income Funds given their investment objectives and related restrictions.

Allspring Investments

Compensation. SIMC pays Allspring Investments a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Allspring Investments and SIMC. Allspring Investments pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 28, 2022.

The compensation structure for Allspring Investments' portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority and a portfolio manager's team size, scope and assets under management when determining his/her fixed base salary. In addition, portfolio managers, who meet the eligibility requirements, may participate in Wells Fargo's 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments' investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5- year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Catholic Values Equity Fund, the benchmark(s) against which the performance of the Catholic Values Equity Fund's portfolio may be compared for these purposes generally are indicated in the "Average Annual Total Returns" table in the Prospectuses. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Ownership of Fund Shares. As of February 28, 2022, Allspring Investments' portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of April 30, 2022, in addition to the Catholic Values Equity Fund, Allspring Investments' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dale Winner, CFA	5	$3,259.41	0	$0	2	$76.74
Venkateshwar (Venk) Lal	5	$3,259.41	0	$0	2	$76.74

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Allspring Investments' portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Catholic Values Equity Fund and other accounts because the Catholic Values Equity Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Catholic Values Equity Fund, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the Catholic Values Equity Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Catholic Values Equity Fund. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Brandywine Global

Compensation. SIMC pays Brandywine Global a fee based on the assets under management of the Catholic Values Equity Fund as set forth in the investment sub-advisory agreement between Brandywine Global and SIMC. Brandywine Global pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 28, 2022.

Portfolio managers, analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. This emphasis on long term performance, in addition to quarterly oversight of the investment committee, serves as a mechanism to deter excessive risk-taking.

Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global's staff. In essence, the portfolio management teams own all of the residual profits of Brandywine Global, which the firm believes leads to responsibility, accountability, and low turnover of people.

Ownership of Fund Shares. As of February 28, 2022, Brandywine Global's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Equity Fund, Brandywine Global's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Patrick S. Kaser, CFA	1	$203	6	$386	19		$2,508
	0	$0	0	$0	2	*	$586
James J. Clarke	1	$203	4	$352	30		$382
Celia Rodgers, CFA	1	$203	6	$386	19		$2,508
	0	$0	0	$0	2	*	$586

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Brandywine Global's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Catholic Values Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Catholic Values Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Catholic Values Equity Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of a fund's trade, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a fund. Additionally, the simultaneous management of client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee may create a conflict of interest as the portfolio managers may have an incentive to favor client accounts with the potential to receive greater fees. While the portfolio managers' management of other accounts may give rise to potential conflicts of interest, Brandywine Global does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Brandywine Global believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Coho

Compensation. SIMC pays Coho a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Coho and SIMC. Coho pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. Coho's investment professionals receive a fair salary. Bonuses, when issued, are determined based on the overall performance of the firm. No compensation is paid based on the pre-tax or after-tax performance of any single account or group of accounts. The following information relates to the period ended February 28, 2022.

Ownership of Fund Shares. As of February 28, 2022, Coho's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Equity Fund, Coho's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Peter A. Thompson**	2	$984.1	7	$1,138.3	967		$3,680.9
	0	$0	0	$0	2	*	$359.9
Christopher R. Leonard, CFA**	2	$984.1	7	$1,138.3	967		$3,680.9
	0	$0	0	$0	2	*	$359.9
Ruairi G. O'Neill, CFA**	2	$984.1	7	$1,138.3	967		$3,680.9
	0	$0	0	$0	2	*	$359.9
Nimrit Kang, CFA**	2	$984.1	7	$1,138.3	967		$3,680.9
	0	$0	0	$0	2	*	$359.9
Ward Kruse, CFA**	2	$984.1	7	$1,138.3	967		$3,680.9
	0	$0	0	$0	2	*	$359.9

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Peter Thompson, Christopher Leonard, Ruairi O'Neill, Nimrit Kang, and Ward Kruse serve as portfolio managers for the Catholic Values Equity Fund. Coho utilizes a team approach in terms of the research and portfolio management of all assets under management at the firm. Coho believes that the team approach serves to enhance the rigor of the investment research and portfolio management effort while also providing for an overlap in coverage responsibilities and continuity of the investment approach. The firm's assets include $6.3 billion across 1,277 accounts and 195 relationships as of February 28, 2022.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Catholic Values Equity Fund, which may have different investment guidelines and objectives. In addition to the Catholic Values Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Catholic Values Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Catholic Values Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Catholic Values Equity Fund may track the same benchmarks or indexes as the Catholic Values Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Catholic Values Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. In addition, managing client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee may create a conflict of interest as the portfolio managers may have an incentive to favor such accounts with the potential to receive greater fees. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Catholic Values Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Catholic Values Equity Fund. To address and manage these potential conflicts of interest, Coho has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Copeland

Compensation. SIMC pays Copeland a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Copeland and SIMC. Copeland pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 28, 2022.

There are three components used to evaluate our analysts and portfolio managers. Each of our portfolio managers also has sector specific research responsibilities so the process is the same for all. We begin by comparing their recommendations to their sector as a whole as well as to our dividend growth universe within each sector. Because our investment process is collaborative we also include the performance of each strategy to its respective benchmark and the performance of the firm as a whole in our evaluation of each analyst and portfolio manager. Every member of the investment team is compensated in three ways: 1) equity ownership of the firm; 2) base salary; and 3) bonuses related to performance of recommendations within each sector for each sector specific analyst, strategy performance relative to benchmarks for each lead Portfolio Manager and overall firm level performance for each of our strategies.

Bonus compensation can vary year-to-year but can represent 100% to 150% of base compensation on the high end. Equity units are issued on a more long-term basis and can vary greatly from year to year. Equity is granted with long-term vesting schedules. We are trying to encourage a culture of ownership and accountability. Our compensation structure is purposefully designed to allow outstanding performance to be rewarded, but also encourages a collaborative approach in that everyone has an interest in not just seeing their sector do well, but also the strategy and the firm as a whole.

Ownership of Fund Shares. As of February 28, 2022, Copeland's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Equity Fund, Copeland's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark W. Giovanniello, CFA	5	$536	1		$2.2	2,104	$3,189
	0	$0	1	*	$2.2	0	$0
Eric C. Brown, CFA	5	$536	1		$2.2	2,104	$3,189
	0	$0	1	*	$2.2	0	$0
David McGonigle, CFA	5	$536	1		$2.2	2,104	$3,189
	0	$0	1	*	$2.2	0	$0
Jeffrey Walkenhorst, CFA	5	$536	1		$2.2	2,104	$3,189
	0	$0	1	*	$2.2	0	$0

†  Copeland utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Copeland may receive fees from certain accounts that are higher than the fee it receives from the Catholic Values Equity Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Catholic Values Equity Fund. Copeland has adopted policies and procedures designed to address these potential material conflicts. For instance, Copeland utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio manager's compensation is based upon their ownership share of the profits, if any, of Copeland.

To address and manage these potential conflicts of interest, Copeland has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Fred Alger

Compensation. SIMC pays Fred Alger a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Fred Alger and SIMC. Fred Alger pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 28, 2022:

A Fred Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Fred Alger employees, including a 401(k) plan sponsored by Fred Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), education, industry knowledge and the individual's performance in his or her role. Base salaries will grow over time for Fred Alger's superior employees, rewarding their performance and contributions to the firm.

Bonus may be a significant portion of an individual's compensation and can vary from year to year. The annual bonus considers various factors, including:

•  the firm's overall financial results and profitability;

•  the firm's overall investment management performance;

•  current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio;

•  qualitative assessment of an individual's performance with respect to the firm's investment process and standards; and

•  the individual's leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager's compensation may change from time to time, Fred Alger may refer to benchmarks, such as those provided by Russell Investments and S&P Global Ratings, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc. that are widely-recognized by the investment industry.

Fred Alger has implemented a profit participation plan ("PPP") that gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. Senior members of the firm are eligible to receive awards annually in the PPP. The PPP reinforces the portfolio managers' commitment to generating superior investment performance for the firm's clients. The awards are invested in Alger mutual funds and have a four year vesting schedule. The total award earned can increase or decrease with the firm's investment and earnings results over the four year period.

Additionally, the Alger Partners Plan provides key investment executives with phantom equity that allows participants pro-rata rights to growth in the firm's book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm's value it will convey through this program. Participation in this program is determined annually.

Ownership of Fund Shares. As of February 28, 2022, Fred Alger's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Equity Fund, Fred Alger's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Patrick Kelly, CFA	5	$14,005	8	$1,670	60		$3,575
	0	$0	0	$0	1	*	$262
Dr. Ankur Crawford	5	$14,005	8	$1,670	60		$3,575
	0	$0	0	$0	1	*	$262

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the Catholic Values Equity Fund, which may have similar or different investment guidelines and objectives. In addition to the Catholic Values Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Fred Alger's management of the Catholic Values Equity Fund and other accounts, which, in theory, may allow Fred Alger to allocate investment opportunities in a way that favors other accounts over the Catholic Values Equity Fund. This conflict of interest may be exacerbated to the extent that Fred Alger or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Catholic Values Equity Fund. Fred Alger (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Catholic Values Equity Fund. To the extent a particular investment is suitable for both the Catholic Values Equity Fund and the other accounts, such investments will be allocated between the Catholic Values Equity Fund and the other accounts in a manner that Fred Alger determines is fair and equitable under the circumstances to all clients, including the Catholic Values Equity Fund.

If Fred Alger believes that the purchase or sale of a security is in the best interest of more than one client/proprietary account, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.

Aggregation of trades under this circumstance may, on average, decrease the costs of execution. In the event Fred Alger aggregates a trade for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of trades is expected to be used, allocations are generally pro rata and if not, will be designed so as not to systematically and consciously favor or disfavor any account in the allocation of investment opportunities. The accounts aggregated may include registered and unregistered investment companies, proprietary accounts, and separate accounts. Transaction costs will be shared by participants on a pro-rata basis according to their allocations. Fred Alger may delay the execution of a trade for a client account so it may be included as part of an aggregated trade.

Fred Alger is under common ownership with Fred Alger & Company, LLC, a registered broker-dealer. Fred Alger & Company, LLC may, to the extent permissible by relevant laws and regulations and an account's guidelines, execute trades on behalf of certain accounts and retain commissions. Fred Alger may have an incentive to favor trading through Fred Alger & Company, LLC over selecting other brokers.

Fred Alger may pay higher commissions for receipt of brokerage and research services in connection with securities trades that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. This benefits Fred Alger because it does not have to pay for the research, products, or services. Such benefit gives Fred Alger an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients' interest in receiving the most favorable execution.

To address and manage these potential conflicts of interest, Fred Alger has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

IR+M

Compensation. SIMC pays IR+M a fee based on the assets under management of the Catholic Values Fixed Income Fund as set forth in an investment sub-advisory agreement between IR+M and SIMC. IR+M pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Fixed Income Fund. The following information relates to the period ended February 28, 2022.

Compensation is one component of IR+M's total rewards package. IR+M invests in its employees by offering them tangible rewards—like competitive compensation and medical benefits as well as attractive retirement benefits, vacation time, unlimited sick time, floating holidays, and tuition and certification reimbursement. Equally important are IR+M's intangible benefits. IR+M's status as an employee-owned firm allows IR+M to maintain its unique culture of collaboration and collegiality. This environment provides individuals access to senior leaders, and IR+M is committed to helping individuals grow their careers at IR+M through IR+M's learning and development opportunities.

Specific to compensation, all employees, including all members of IR+M's Investment Team, are compensated with a competitive salary plus bonus. IR+M's bonus pool is dictated by IR+M's ability to achieve its annual goals, which includes the profitability of IR+M. An individual's bonus is based on the employee's overall contribution to IR+M's and their team's success. IR+M's goal is to have collaborative high-performing teams that deliver for IR+M's clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the beliefs represented in IR+M's Core Values: Invested, Respectful, Positive, and Motivated.

Portfolio Managers are evaluated based upon factors such as team contribution, input to risk management and the overall investment management process, contributions to client service, and contributions to firm culture. For Analysts and Traders, evaluations are based upon factors including team contribution, quality of research within assigned sectors and the broader market, input to risk management and the overall investment management process, and contributions to firm culture.

Portfolio manager compensation is neither based on the Catholic Values Fixed Income Fund's pre- or after- tax performance nor determined by the value of the assets in the portfolios.

Ownership of Fund Shares. As of February 28, 2022, IR+M's portfolio managers did not beneficially own any shares of the Catholic Values Fixed Income Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Fixed Income Fund, IR+M's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bill O'Malley, CFA	6	$4.403	25	$16.054	662	$94.430
Jake Remley, CFA	6	$4.403	25	$16.054	662	$94.430
Jim Gubitosi, CFA	6	$4.403	25	$16.054	662	$94.430

†  IR+M utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. IR+M's management of other accounts may give rise to potential conflicts of interest in connection with its management of the Catholic Values Fixed Income Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Catholic Values Fixed Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Catholic Values Fixed Income Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' day-to-day management of the Catholic Values Fixed Income Fund. Because of their positions with the Catholic Values Fixed Income Fund, the portfolio managers know the size, timing and possible market impact of Catholic Values Fixed Income Fund trades. It is theoretically possible that IR+M's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Catholic Values Fixed Income Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' management of the Catholic Values Fixed Income Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Catholic Values Fixed Income Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Catholic Values Fixed Income Fund. Notwithstanding this theoretical conflict of interest, it is IR+M's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IR+M's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Catholic Values Fixed Income Fund, such securities might not be suitable for the Catholic Values Fixed Income Fund given their investment objectives and related restrictions.

Lazard

Compensation. SIMC pays Lazard a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Lazard and SIMC. Lazard pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 28, 2022.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (generally as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Fund Shares. As of February 28, 2022, Lazard's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Equity Fund, Lazard's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Louis Florentin-Lee	12		$29,397.8	13	$3,509.3	110		$6,929.6
	2	*	$22,023.6	0	$0	0		$0
Barnaby Wilson, CFA	7		$869.1	12	$3,316.8	41		$4,029.2
Mark Little	9		$7,495.6	9	$5,004.7	44		$9,239.6
	0		$0	0	$0	1	*	$196.3
Robin Jones	9		$7,495.6	9	$5,004.7	44		$9,239.6
	0		$0	0	$0	1	*	$196.3
Robert Failla, CFA	15		$15,873.0	17	$6,650.4	176		$23,145.6
	1	*	$5,759.9	0	$0	3	*	$279.1

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which Catholic Values Equity Fund may invest or that may pursue a strategy similar to the Catholic Values Equity Fund's investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Catholic Values Equity Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the Catholic Values Equity Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Catholic Values Equity Fund and Similar Accounts, including the following:

  1.  Similar Accounts may have investment objectives, strategies and risks that differ from those of the Catholic Values Equity Fund. In addition, the Catholic Values Equity Fund is a registered investment company, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Catholic Values Equity Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Catholic Values Equity Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

  2.  Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

  3.  Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Catholic Values Equity Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Catholic Values Equity Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Catholic Values Equity Fund.

  4.  Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Catholic Values Equity Fund.

  5.  The portfolio managers noted with an * in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Catholic Values Equity Fund.

  6.  Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Catholic Values Equity Fund, which could have the potential to adversely impact the Catholic Values Equity Fund, depending on market conditions. In addition, if the Catholic Values Equity Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Catholic Values Equity Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Catholic Values Equity Fund to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

  7.  Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Catholic Values Equity Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Catholic Values Equity Fund or the price paid or received by the Catholic Values Equity Fund.

  8.  Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the Catholic Values Equity Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Leeward

Compensation. SIMC pays Leeward a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Leeward and SIMC. Leeward pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 28, 2022.

Leeward believes in aligning investment team compensation with overall client outcomes. Portfolio managers and other investment team members at Leeward are compensated through a combination of base salary, incentive bonus and equity ownership. Leeward's base salaries are competitive within the industry. Leeward's incentive bonus plan for these investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of institutional managers. Incentive bonuses are not calculated on specific client or specific fund assets. Investment team members are also equity owners at Leeward, which further aligns investment team incentives with client success.

Ownership of Fund Shares. As of February 28, 2022, Leeward's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 28, 2022, Leeward's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
R. Todd Vingers, CFA	6	$1,574.0	26	$751.8	37	$994.6
Jay C. Willadsen, CFA	2	$943.8	12	$360.9	14	$205.9

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Leeward's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Catholic Values Equity Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Leeward has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by Leeward personnel for their own accounts potentially could conflict with the interest of clients. Leeward has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Leeward's Compliance Office is responsible for developing, implementing, monitoring and enforcing a system of compliance policies and procedures that are reasonably designed to assure that day-to-day business activities are conducted in compliance with the Advisers Act, the Investment Company Act (where applicable) and the internal policies and procedures applicable to Leeward's investment advisory business. The goal of Leeward's Code of Ethics and Leeward's policies, procedures and organizational structure is to establish standards and corresponding processes that put the interests of Leeward's clients first; ensure that no client or account is favored over another; and identify and disclose conflicts of interest as they relate to personal interests of individuals in Leeward and/or completing interests of clients that could occur as the result of relationship size or fee structure.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 28, 2022.

Compensation Structure. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric's policies would be a contributing factor when evaluating an employee's discretionary bonus.

Compensation of Parametric employees has three primary components: (1) Base salary; (2) Cash bonus; (3) Equity-based compensation for eligible employees. Parametric employees also receive certain retirement, insurance and other benefits that are broadly available. Compensation of employees is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, Parametric's fiscal year-end.

Method to Determine Compensation. Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion. Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Ownership of Fund Shares. As of February 28, 2022, Parametric's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Equity Fund, Parametric's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Paul Bouchey	8	$1.82	7	$1.33	66,476	$185.51
Thomas Seto	24	$17.65	7	$1.33	66,540	$187.12
James Reber	3	$841.65	0	$0	2,250	$76,113.97

None of the accounts listed above are subject to a performance-based advisory fee.

Please note that at Parametric, accounts are managed on a team basis. Paul Bouchey, James Reber and Thomas Seto are responsible for the management of the Catholic Values Equity Fund in accordance with the guidelines and restrictions as defined in the prospectuses. Under their supervision and direction are portfolio management teams consisting of Senior Portfolio Managers and Portfolio Managers, who are tasked with the day-to-day management of accounts.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the Catholic Values Equity Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Catholic Values Equity Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Catholic Values Equity Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Catholic Values Equity Fund.

Whenever potential conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is fair and equitable to all interested persons. Parametric has adopted various policies and procedures designed to prevent or mitigate potential conflicts of interest. These include a written code of ethics, which restricts the personal trading practices of Parametric employees, as well as trade aggregation and allocation procedures, affiliate transactions, principal transactions, cross trading and best execution.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Catholic Values Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Fixed Income Fund. The following information relates to the period ended February 28, 2022.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. In reviewing investment performance, one-, three-and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of February 28, 2022, Western Asset's portfolio managers did not beneficially own any shares of the Catholic Values Fixed Income Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Fixed Income Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	92	$167,894	336		$84,357	587		$213,503
	0	$0	22	*	$2,920	22	*	$15,556
Mark S. Lindbloom	26	$83,220	25		$15,998	188		$66,481
	0	$0	0		$0	7	*	$5,758
Frederick R. Marki, CFA	23	$77,222	25		$15,169	186		$69,432
	0	$0	0		$0	8	*	$7,348
Julien A. Scholnick, CFA	19	$76,615	20		$11,954	174		$61,627
	0	$0	0		$0	6	*	$5,087
John L. Bellows, CFA	19	$75,433	21		$12,010	178		$63,189
	0	$0	0		$0	6	*	$5,087

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact the Catholic Values Fixed Income Fund. These could include potential conflicts of interest related to the knowledge and timing of the Catholic Values Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Catholic Values Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where a portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset's compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Catholic Values Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Fixed Income Fund. The following information relates to the period ended February 28, 2022.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of February 28, 2022, Western Asset Limited's portfolio manager did not beneficially own any shares of the Catholic Values Fixed Income Fund.

Other Accounts. As of February 28, 2022, in addition to the Catholic Values Fixed Income Fund, Western Asset Limited's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	92	$167,894	336		$84,357	587		$213,503
	0	$0	22	*	$2,920	22	*	$15,556

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). Western Asset Limited has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact the Catholic Values Fixed Income Fund. These could include potential conflicts of interest related to the knowledge and timing of the Catholic Values Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Catholic Values Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset Limited's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset Limited also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset Limited have access to transactions and holdings information regarding client accounts and Western Asset Limited's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset Limited maintains a Code of Ethics that is compliant with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset Limited's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset Limited's compliance monitoring program.

Western Asset Limited may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Funds are continuously offered. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's Distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.

Pursuant to a Shareholder Service Plan (the "Shareholder Service Plan"), the Class F shares of each Fund are authorized to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at the annual rate of up to 0.25% of the value of the average daily net assets attributable to each of the Class F shares of the Fund, which is calculated daily and payable monthly.

The service fees payable under the Shareholder Service Plan are intended to compensate service providers for the provision of shareholder services and may be used to provide compensation to financial intermediaries for ongoing service and/or maintenance of shareholder accounts with respect to shares of the applicable Funds. Shareholder services under the Shareholder Service Plan may include: (i) maintaining accounts relating to clients; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by service providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; (viii) processing purchase, exchange and redemption requests from clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to shares beneficially owned by clients; (x) processing dividend payments from the Funds on behalf of clients; and (xi) providing such other similar services as a Fund may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules and regulations.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources, and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firm's personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of its past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds, SIMC and the Funds' Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

SECURITIES LENDING ACTIVITY

During the most recent fiscal year, the Catholic Values Equity Fund and Catholic Values Fixed Income Fund did not engage in securities lending.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, meets with the Sub-Advisers to review such services. Among other things, the Board regularly considers the Sub-Adviser's adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer regularly reports to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are nine members of the Board, seven of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (Born: 1946)—Chairman of the Board of Trustees* (since 2015)—President and Chief Executive Officer of the Trust since 2015. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of The Advisors' Inner Circle Fund III from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Global Series Trust and Schroder Series Trust from

*  Messrs. Nesher and Doran are Trustees deemed to be "interested" persons (as that term is defined in the 1940 Act) of the Funds by virtue of their relationships with SEI.

2017 to 2018. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

WILLIAM M. DORAN (Born: 1940)—Trustee* (since 2015)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner of Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1985. Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Trustee of The Advisors' Inner Circle Fund III, Gallery Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

Independent Trustees.

NINA LESAVOY (Born: 1957)—Trustee (since 2015)—Founder and Managing Director of Avec Capital (strategic fundraising firm) since April 2008. Managing Director of Cue Capital (strategic fundraising firm) from March 2002 to March 2008. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2015)—Vice President and Chief Investment Officer of J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management at Ford Motor Company from 1997 to 1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

MITCHELL A. JOHNSON (Born: 1942)—Trustee (since 2015)—Retired Private Investor since 1994. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the KP Funds from 2013 to 2020. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

HUBERT L. HARRIS, JR. (Born: 1943)—Trustee (since 2015)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer of INVESCO North America from August 2003 to December 2005. Chief Executive Officer and Chair of the Board of Directors of AMVESCAP Retirement, Inc. from January 1998 to August 2005. Director of AMVESCAP PLC from 1993 to 2004. Served as a director of a bank holding company from 2003 to

2009. Director of Aaron's Inc. since August 2012. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

SUSAN C. COTE (Born: 1954)—Trustee (since 2015)—Retired since July 2015. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Global Asset Management Assurance Leader of Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Employee of Prudential from 1983 to 1997. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2018)—Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000. Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

CHRISTINE REYNOLDS (Born: 1958)—Trustee (since 2019)—Retired since December 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services ("FPCMS") and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002. Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Exchange Traded Funds.

There are currently 2 Funds in the Trust and 96 funds in the Fund Complex.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1989.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as Trustee of the various SEI Trusts since 2003 and the various SEI Trusts' Governance Chair since 2014.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds and the experience he has gained serving as Trustee of the various SEI Trusts since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as Trustee of the various SEI Trusts since 2008.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Williams, Johnson, Harris and Taylor and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets, as necessary, and met four (4) times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Trust's offices, which are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Messrs. Williams, Johnson, Harris and Taylor and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members.  The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex (as described below) as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

"Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	None	Over $100,000

	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Independent
Ms. Lesavoy	None	Over $100,000
Mr. Williams	None	$50,001-$100,000
Mr. Johnson	None	None
Mr. Harris	None	None
Ms. Cote	None	None
Mr. Taylor	None	None
Ms. Reynolds	None	None

*  Valuation date is December 31, 2021.

The Fund Complex currently consists of 96 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex*
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Independent
Ms. Lesavoy	$1,364	$0	$0	$327,500
Mr. Williams	$1,406	$0	$0	$337,500
Mr. Johnson	$1,260	$0	$0	$302,500
Mr. Harris	$1,260	$0	$0	$302,500
Ms. Cote	$1,364	$0	$0	$327,500
Mr. Taylor	$1,260	$0	$0	$302,500
Ms. Reynolds	$1,260	$0	$0	$302,500

*  The Fund Complex currently consists of 96 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Independent Consultant.  Effective September 15, 2021, the Board hired Thomas Melendez as an independent consultant to the Board with respect to its oversight of the Trust and two other trusts within the SEI Fund Complex. In this role, Mr. Melendez attends all meetings of the Board and provides advice with respect to investment company operations and the investment management business as well as any other guidance that the Board may request from time to time. In exchange for his services, Mr. Melendez receives a quarterly retainer and the percentage of this fee to be paid by the Trust (and allocated among the Funds therein) is calculated by reference to the relative amount of net assets in such Trust (and the Funds therein) compared to all of the trusts for which Mr. Melendez provides services. The Board concluded that Mr. Melendez should serve as an independent consultant because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer of the Trust, receives compensation from the Trust for his or her services. The Trust's Chief Compliance Officer serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro-rata share of the aggregate compensation payable to the Chief Compliance Officer for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER—(Born: 1946)—President and Chief Executive Officer (since 2015)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (Born: 1968)—Vice President and Secretary (since 2015)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

ANKIT PURI (Born: 1984)—Controller and Chief Financial Officer (since 2022)—Director, Fund Accounting at SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, at Vanguard from September 2020 to June 2021. Senior Manager at Ernst & Young LLP from October 2017 to August 2020.

GLENN R. KURDZIEL (Born: 1974)—Assistant Controller (since 2017)—Senior Manager of Funds Accounting of SEI Investments Global Funds Services since 2005.

STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2015)—Director of Global Investment Product Management since January 2004.

RUSSELL EMERY (Born: 1962) Chief Compliance Officer (since 2015)—Chief Compliance Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of The Advisors' Inner Circle Fund III since 2014. Chief Compliance Officer of Gallery Trust since 2015. Chief Compliance Officer of Frost Family of Funds since 2019. Chief Compliance Officer of Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund and Delaware Wilshire Private Markets Tender Fund since 2020. Chief Compliance Officer of the Catholic Responsible Investments Funds since 2021. Chief Compliance Officer of SEI Exchange Traded Funds since 2022. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Chief Compliance Officer of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary (since 2015)—General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SIMC since 2008. Vice President and Assistant Secretary of SEI Insurance Products Trust from 2013 to 2020. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

BRYANT SMITH (Born: 1981)—Chief Compliance Officer of Anti-Money Laundering (since 2022)—Mutual Fund Compliance Officer for the SEI Funds and the Advisors' Inner Circle Series Trust from 2015 to 2022.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. As required by applicable regulations, SIMC must vote proxies in a manner consistent with the best interest of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client") and must not place its own interests above those of its Clients. SIMC has adopted its own written proxy voting policies, procedures and guidelines that are reasonably designed to meet this purpose (the "Procedures"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies with respect to its Clients. The Service votes proxies in accordance with guidelines (the " Proxy Guidelines") approved by SIMC's Proxy Voting Committee (the "Proxy Committee") with certain limited exceptions as outlined below. The Proxy Guidelines set forth the manner in which SIMC will vote, or the manner in which SIMC shall determine how to vote, with respect to matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and, in most cases, vote the proxies in accordance with the Proxy Guidelines.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service's recommendation in certain scenarios (as listed below) and instruct the Service to vote in a manner in variance with the Service's recommendation:

•  Requests by Sub-Advisers to Direct Proxy Votes.  Sub-Advisers retained by SIMC to manage the Funds may contact SIMC with requests that SIMC direct a proxy vote in a particular solicitation which would differ from the Service's recommendation.

•  Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third party vendor to assist with engagement services (the "Engagement Service"). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by collaborating with investors, facilitating avenues of active ownership (including direct, constructive dialogue with companies) and assisting with shareholder resolutions and proxy voting decisions. As a result of this process, the Engagement Service will at times provide SIMC with proxy voting recommendations that may conflict with the Proxy Guidelines.

•  Consideration of Supplemental Solicitation Materials Prior to Proxy Submission Deadline. In certain situations, SIMC may become aware (e.g., via the Service) that an issuer intends to file or has filed additional solicitation materials after SIMC has received the Service's voting recommendations but before the voting submission deadline. In such circumstances, the Proxy Committee will consider whether such materials would reasonably be expected to affect SIMC's voting determination. If the Proxy Committee determines that such materials may reasonably impact SIMC's voting determination, it shall convene to further consider such materials before voting proxies.

In all circumstances identified above, the Proxy Committee shall convene and adhere to the conflicts provisions of the Procedures. For any proposal where the Proxy Committee determines that SIMC does not have a material conflict of interest, the Proxy Committee may overrule the Service's recommendation if the Proxy Committee reasonably determines that doing so is in the best interest of the Clients. For any proposal where the Proxy Committee determines that SIMC has a material conflict of interest, SIMC must vote in accordance with the Service's recommendation unless it has first fully disclosed to each Client holding the security at issue the nature of the conflict and obtained each Client's consent as to how SIMC will vote on the proposal. If the Proxy Committee decides to overrule the Service's recommendation, the Proxy Committee shall maintain a written record setting forth the basis of its decision.

In some circumstances, SIMC may determine it is in the best interest of its Clients to abstain from voting certain proxies. These include (but are not necessarily limited to) the following circumstances:

•  Proxy Guidelines do not cover an issue;

•  The Service does not make a recommendation on the issue;

•  SIMC determines that the costs of voting exceed the expected benefits to Clients;

•  The accounts engage in securities lending;

•  The vote is subject to "share blocking," which requires investors who intend to vote to surrender the right to dispose of their shares until after the shareholder meeting, potentially creating liquidity issues; and

•  The Proxy Committee is unable to convene to determine whether the proposal would be in the Client's best interests.

With respect to proxies of an affiliated investment company or series thereof, SIMC will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote a proxy. The Service may execute, on behalf of SIMC, power of attorney requirements in order to satisfy these requirements. Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder-specific or other limited power of attorney in order to vote a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting, and SIMC may abstain from voting.

For each proxy, SIMC maintains all related records as required by applicable law. The Trust is required to file how all proxies were voted with respect to portfolio securities held by the Funds. A Client may obtain, without charge, a copy of SIMC's Procedures and Proxy Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate in the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (iv) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Administrator, SIMC or the Funds' Sub-Advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. In situations in which a Fund does not have cash or cash equivalent portfolio holdings, or cannot sell portfolio holdings for cash, the Fund may borrow money through the Fund's interfund lending facility. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the NAV of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the NAV of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the adviser determines that such events materially affect NAV in which case NAV will be determined by consideration of other factors.

Certain shareholders in one or more of the Funds may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in such Funds. If a sufficient amount of a Fund's assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to the Funds, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Funds.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning. You are urged to consult your own tax advisor.

This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Funds

Each Fund has elected and intends to continue to qualify to be treated as a RIC as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of each Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify for treatment as a RIC under the Code, the Funds must distribute annually to their shareholders at least 90% of their net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of their net tax exempt interest income, for each tax year, if any ("Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (B) not more than 25% of the value of its assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than United States Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period of time. If a Fund fails to maintain qualification as a RIC for a tax year, and these relief provisions are not available, the Fund will be subject to federal income tax at the 21% regular corporate rate without any deduction for distributions to shareholders. In such an event, all distributions will be taxable to shareholders as ordinary dividends, although corporate shareholders could be eligible for the dividends deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC, or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. The Catholic Values Fixed Income Fund's investment strategies will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards. A Fund may use a tax management technique known as "least tax liability." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after tax returns.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in the alternative minimum taxable income calculation for non-corporate shareholders. The

Catholic Values Fixed Income Fund's investment strategies will significantly limit its ability to distribute dividends eligible for the dividends received deduction.

If a Fund's distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder's interest expense deductible under Section 163(j). Such treatment of Section 163(j) Interest Dividends by a shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends and distributions actually received in January of the following year.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Sale, Exchange or Redemptions of Shares

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received long-term net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer a Fund's ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

Certain derivative investment by the Funds, such as exchange-traded products (including exchange-traded commodity pools) and over-the-counter derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds' determination of the "Asset Test" with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate Fund investments at a time when the Adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other zero coupon securities that are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and requirements for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies" or "PFICs"), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. A Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Amounts included in income each year by a Fund arising from a QEF election, will be qualifying income under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities, or currencies.

Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers regarding these issues.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their own tax advisors regarding the federal, state and local tax implications of investing in Fund shares.

Backup Withholding

A Fund will be required in certain cases to withhold at a rate of 24% and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided a Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that such shareholder is a U.S. person (including a U.S. resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or their agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of RICs such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

It is expected that the Funds will not be liable for any corporate tax in Delaware if they qualify as a RIC for federal income tax purposes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to ordinary income distributions that a Fund pays to you, which are derived from interest on direct obligations of the U.S. Government. Some states have minimum investment requirements for this tax-free status that must be met by a Fund. Investments in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase requirements collateralized by U.S. Government securities do not generally qualify for state tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Depending upon state and local law, distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Brokerage Selection. The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, SIMC and the Funds' Sub-Advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. Although SIMC and the Sub-Advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SIMC or a Sub-Adviser, as applicable, may select a broker based upon brokerage or research services provided to SIMC or a Sub-Adviser. SIMC or a Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits SIMC or a Sub-Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, SIMC and the Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, SIMC or a Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules ("FINRA") and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which SIMC or a Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. SIMC or a Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SIMC or a Sub-Adviser will be in addition to and not in lieu of the services required to be performed by SIMC or a Sub-Adviser under their Investment Advisory Agreements. Any advisory or other fees paid to SIMC or a Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases SIMC or a Sub-Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, SIMC or a Sub-Adviser, as applicable, makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, although SIMC or a Sub-Adviser will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SIMC and the Sub-Advisers face a potential conflict of interest, but SIMC and the Sub-Advisers believe that their respective allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide SIMC or a Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers.

SIMC also from time to time executes trades with the Distributor, acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal year ended February 29, 2020 and for the fiscal years ended February 28, 2021 and 2022, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commission Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2020	2021	2022	2020	2021	2022	2022	2022
Catholic Values Equity Fund	$43	$107	$52	$0	$0	$0	0%	0%
Catholic Values Fixed Income Fund	$11	$5	$7	$0	$0	$0	0%	0%

The portfolio turnover rates for the Funds for the fiscal years ended February 28, 2021 and 2022 were as follows:

	Turnover Rate
Fund	2021	2022
Catholic Values Equity Fund	65%	37%
Catholic Values Fixed Income Fund	126%	76%

The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. As of February 28, 2022, the Trust held the following securities:

Fund	Name of Issuer	Type of Security	Amount (000)
Catholic Values Fixed Income Fund	J.P. Morgan	Debt	$44,981
	Goldman Sachs & Co.	Debt	$42,789
	Citigroup	Debt	$38,040
	Bank of America	Debt	$34,247
	Morgan Stanley & Co, Inc	Debt	$33,025

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy seeks to ensure that the disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and includes procedures to address conflicts of interest.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Lipper, Broadridge or Morningstar) for a legitimate business purpose, but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information.

Portfolio holdings information may also be provided at any time and as frequently as daily to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator and certain other service providers, as well as additional contractors and vendors that may include, but are not limited to: the custodian and sub-custodian, the transfer agent, attorneys, independent auditors, securities lending agents, tax filing and reclamation vendors, class-action monitoring and filing vendors, printing and filing vendors, proxy vendors and providers of portfolio monitoring and analytical tools. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by a confidentiality agreement, the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust, and such service providers will be prohibited from trading on the information.

Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. Additionally, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with its duties as a Sub-Adviser, provided that the Sub-Adviser is responsible for such third-party's confidential treatment of such data. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Fund, to ensure that any third-party service provider will keep the information confidential and has a duty not to trade on any portfolio holdings information it receives other than subject to the Sub-Adviser's instruction. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation of the Funds' policies and procedures by the CCO.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Trust files a complete schedule of the Funds' investments within 60 days after the end of each fiscal quarter pursuant to Form N-PORT and/or as part of the Funds' annual or semi-annual shareholder report.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES' LIABILITY

Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics prohibits access persons from engaging in fraudulent, deceitful, or manipulative practices in connection with the purchase or sale of a security held or to be acquired by the Funds. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. Shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses for the Funds or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 8, 2022, the following persons were the only persons who were record owners (or, to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who own of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

Name and Address	Number of Shares	Percent of Fund
Catholic Values Equity Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	21,287,831.365	96.67%

Name and Address	Number of Shares	Percent of Fund
Catholic Values Equity Fund—Class Y Shares
SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	1,088,691.187	51.17%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	611,951.955	28.76%
UBATCO & CO FBO The Catholic Bishop Of Lincoln P.O. Box 82535 Lincoln, NE 68501-2535	399,376.311	18.77%
Catholic Values Fixed Income Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	13,943,248.306	93.92%
Catholic Values Fixed Income Fund—Class Y Shares
SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	2,753,880.889	59.07%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	1,741,436.518	37.36%

SOCIAL INVESTMENT SERVICES

In order to ensure that the Funds conform to their stated investment policy of making investment decisions consistent with the principles set forth by the USCCB, the Trust has entered into an agreement with a third party screening vendor which will provide the Trust with certain services including compiling and providing a list of issuers in which the Funds will be prohibited from investing.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Catholic Values Fixed Income Fund. Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston, Massachusetts 02109-3661, acts as wire agent and custodian for the assets of the Catholic Values Equity Fund. U.S. Bank and BBH hold cash, securities and other assets of the Funds for which it acts as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A
DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), S&P Global Ratings ("S&P"), and Fitch Ratings ("Fitch"), respectively.

Description of Moody's Global Ratings

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody's Global Long-Term Ratings

Aaa  Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa  Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba  Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

Caa  Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Global Short-Term Ratings

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody's U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade ("VMIG") scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade. The VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is "NR".

Moody's demand obligation ratings are as follows:

VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P's Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•  The nature and provisions of the financial obligation, and the promise S&P imputes; and

•  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P's Long-Term Issue Credit Ratings*

AAA  An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB; B; CCC;  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant
CC; and C  speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB   An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B   An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C  An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D  An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P's Short-Term Issue Credit Ratings

A-1  A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B  A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D  A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

Description of S&P's Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

D  'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch's Credit Ratings

Fitch's credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as 'NR'.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation).

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of 'F1', a '+' may be appended.

Description of Fitch's Long-Term Corporate Finance Obligations Ratings

AAA  Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB  Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB  Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B  Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC  Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC  Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C  Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of 'CCC', 'CC' and 'C' can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'CCC' to 'C' rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch's Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk. Default is a real possibility.

RD  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)  Certificate of Trust, dated December 8, 2014, of SEI Catholic Values Trust (the "Registrant")

(a)(2)  Registrant's Agreement and Declaration of Trust, dated December 8, 2014

(b)      Registrant's By-Laws, dated December 8, 2014

(c)       Not Applicable.

(d)(1)  Investment Advisory Agreement, dated March 24, 2015, between the Registrant and SEI Investments Management Corporation ("SIMC")

(d)(2)  Investment Sub-Advisory Agreement, dated November 1, 2021, between SIMC and Allspring Global Investments, LLC with respect to the Catholic Values Equity Fund (filed herewith)

(d)(3)  Investment Sub-Advisory Agreement, dated July 31, 2020, between SIMC and Brandywine Global Investment Management, LLC with respect to the Catholic Values Equity Fund

(d)(4)  Investment Sub-Advisory Agreement, dated June 23, 2016, between SIMC and Coho Partners, Ltd. with respect to the Catholic Values Equity Fund

(d)(5)  Amended Schedule B, as last revised December 5, 2018, to the Investment Sub-Advisory Agreement, dated June 23, 2016, between SIMC and Coho Partners, Ltd. with respect to the Catholic Values Equity Fund

(d)(6)  Investment Sub-Advisory Agreement, dated September 11, 2019, between SIMC and Copeland Capital Management, LLC with respect to the Catholic Values Equity Fund

(d)(7)  Amended Schedule B, as last revised March 24, 2022, to the Investment Sub-Advisory Agreement, dated September 11, 2019, between SIMC and Copeland Capital Management, LLC with respect to the Catholic Values Equity Fund (filed herewith)

(d)(8)  Investment Sub-Advisory Agreement, dated December 5, 2018, between SIMC and Fred Alger Management, LLC with respect to the Catholic Values Equity Fund

(d)(9)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Income Research & Management with respect to the Catholic Values Fixed Income Fund

(d)(10)  Investment Sub-Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the Catholic Values Equity Fund

(d)(11) Amended Schedule B, as last revised April 1, 2022, to the Investment Sub- Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the Catholic Values Equity Fund (filed herewith)

(d)(12) Investment Sub-Advisory Agreement, dated March 1, 2022, between SIMC and Leeward Investments, LLC with respect to the Catholic Values Equity Fund (filed herewith)

(d)(13) Investment Sub-Advisory Agreement, dated March 1, 2021, between SIMC and Parametric Portfolio Associates LLC with respect to the Catholic Values Equity Fund

(d)(14) Investment Sub-Advisory Agreement, dated July 31, 2020, between SIMC and Western Asset Management Company, LLC with respect to the Catholic Values Fixed Income Fund

(d)(15) Investment Sub-Advisory Agreement, dated July 31, 2020, between SIMC and Western Asset Management Company Limited with respect to the Catholic Values Fixed Income Fund

(e)       Distribution Agreement, dated March 24, 2015, between the Registrant and SEI Investments Distribution Co. ("SIDCo.")

(f)       Not Applicable.

(g)(1)   Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between various SEI trusts and U.S. Bank National Association

(g)(2)  Thirteenth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated December 11, 2017, between the Registrant and U.S. Bank National Association

(g)(3)  Custodian Agreement, dated March 24, 2015, between the Registrant and Brown Brothers Harriman & Co.

(g)(4)  Schedule of Global Custody Services and Charges, dated July 1, 2021, to the Custodian Agreement between the Trust and Brown Brothers Harriman & Co. (filed herewith)

(h)(1)   Administration and Transfer Agency Agreement, dated March 24, 2015, between the Registrant and SEI Investments Global Funds Services ("SIGFS")

(h)(2)   Amended Schedule D, as last revised January 1, 2017, to the Administration and Transfer Agency Agreement, dated March 24, 2015, between the Registrant and SIGFS

(h)(3)   Registrant's Shareholder Services Plan, dated March 24, 2015, between the Registrant and SIDCo.

(h)(4)   Amended Schedule A, as last revised June 28, 2017, to the Shareholder Services Plan, dated March 24, 2015, between the Registrant and SIDCo.

(i)        Opinion and Consent of Counsel (filed herewith)

(j)  Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)  Not applicable.

(l)  Not applicable.

(m)  Not applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan, dated June 30, 2017

(o)  Not applicable.

(p)(1)  Code of Ethics for the Registrant, as last revised March 2022 (filed herewith)

(p)(2)  Code of Ethics for SIMC, dated August 23, 2021 (filed herewith)

(p)(3)  Code of Ethics for SIDCo., dated August 21, 2020 (filed herewith)

(p)(4)  Code of Ethics for SIGFS, dated October 2021 (filed herewith)

(p)(5)  Code of Ethics for Allspring Global Investments LLC, dated November 1, 2021 (filed herewith)

(p)(6)  Code of Ethics for Brandywine Global Investment Management, LLC, dated January 2016

(p)(7)  Code of Ethics for Coho Partners, Ltd., dated January 1, 2022 (filed herewith)

(p)(8)  Code of Ethics for Copeland Capital Management, LLC, dated May 2021

(p)(9)  Code of Ethics for Fred Alger Management, LLC, dated December 2020

(p)(10)  Code of Ethics for Income Research & Management, dated January 15, 2015 (filed herewith)

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(p)(11) Code of Ethics for Lazard Asset Management LLC, dated July 2020 (filed herewith)

(p)(12) Code of Ethics for Leeward Investments, LLC, dated November 2021 (filed herewith)

(p)(13) Code of Ethics for Parametric Portfolio Associates LLC, dated January 1, 2022 (filed herewith)

(p)(14) Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated June 30, 2021 (filed herewith)

(q)(1)  Power of Attorney, dated September 13, 2016, for Robert A. Nesher, Mitchell A. Johnson, James M. Williams, Hubert L. Harris, Jr., William M. Doran, Nina Lesavoy and Susan C. Cote

(q)(2)  Power of Attorney, dated March 28, 2018, for James B. Taylor

(q)(3)  Power of Attorney, dated December 4, 2019, for Christine Reynolds

Item 29. Persons Controlled by or Under Common Control with Registrant:

See the Prospectuses and Statement of Additional Information filed herewith regarding the Trust’s control relationships. SIMC and SIDCo. are wholly-owned subsidiaries of SEI Investments Company (“SEI”), and SIMC is the owner of all beneficial interest in SIGFS. SEI is a leading global provider of outsourced asset management, investment processing and investment operations solutions and, in addition to SIMC, SIDCo. and SIGFS, controls companies engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

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Item 30. Indemnification:

Article VII of the Registrant’s Agreement and Declaration of Trust filed as Exhibit (a)(2) to the Registration Statement and Section 8 of the Registrant’s By-Laws filed as Exhibit (a)(3) to the Registration Statement are incorporated by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of the Adviser or Sub-Advisers is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The Adviser’s or Sub-Adviser’s table was provided to the Registrant by the Adviser or Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation (“SIMC”) is the Adviser for the Registrant’s Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael Peterson Director, Senior Vice President	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Secretary
	SEI Global Services, Inc.	Director, Senior Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director

4

	SEI Global Holdings (Cayman) Inc.	Director, Vice President, Secretary
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Keystone Capital Holdings, LLC	Senior Vice President
	SEI Archway Finance & Operations LLC	Manager, Senior Vice President
	SEI Archway Technology Partners LLC	Manager, Senior Vice President
James Smigiel Vice President	SEI Investment Strategies, LLC	Vice President
Kevin P. Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director, President, Chief Executive Officer
	SEI Global Services Inc.	Vice President
	SEI Investment Strategies, LLC	Director, President
	SEI Investments Global, Limited	Director
	SEI Investments Canada Company	Director, President
Wayne M. Withrow Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Director, Senior Vice President
	SEI Investments Global (Cayman), Limited	Director
Kathy C. Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer
	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Ventures, Inc.	Director, Vice President, Treasurer
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer

5

	SEI Investments Global Funds Services	Vice President, Treasurer
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners LLC	Vice President
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President-Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Vice President, Secretary
David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
Paul F. Klauder Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Vice President
	SEI Trust Company	Director, Vice President
	SEI Investments Strategies, LLC	Director
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Vice President
Roger Messina Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President
Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
John W. Lau Vice President	SEI Investments (Asia), Limited	Director, FATCA Responsible Officer
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President

6

Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President
Michael Farrell Vice President	SEI Global Services, Inc.	Vice President
Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director
Teresa Curley Vice President & FATCA Responsible Officer	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Investments Distribution Co.	FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Insurance Group, Inc.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer
	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
	SEI Trustees Limited	FATCA Responsible Officer
	SEI European Services Limited	FATCA Responsible Officer
	SEI Investments Global (Cayman), Limited	Vice President, FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations Company, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Ventures, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments-Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Keystone Capital Holdings, LLC	Vice President, FATCA Responsible Officer

7

	SEI Archway Finance & Operations LLC	Vice President, FATCA Responsible Officer
	SEI Archway Technology Partners LLC	Vice President, FATCA Responsible Officer
Sean Simko Vice President	SEI Global Services, Inc.	Vice President
Aaron Von Alst Vice President	SEI Global Services, Inc.	Vice President
Jennifer Campisi Chief Compliance Officer	SEI Investments Distribution Co.	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Allspring Global Investments, LLC

Allspring Global Investments, LLC (“Allspring Investments”) is a Sub-Adviser for the Registrant’s Catholic Values Equity Fund. The principal business address of Allspring Investments is 525 Market Street, 12th Floor, San Francisco, California 94105. Allspring Investments is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Sallie Clements Squire Chief Operating Officer	Allspring Global Investments Holdings, LLC	Manager, Chief Operating Officer
525 Market Street, 12th Floor
San Francisco, CA 94105
	Allspring Funds Distributor, LLC	Chief Operating Officer
525 Market Street, 12th Floor
San Francisco, CA 94105
	Galliard Capital Management, LLC	Chief Operating Officer
800 LaSalle Ave # 1400
Minneapolis, MN 55402
Francis Jon Baranko President, Chief Investment Officer – Fundamental Investments	Wells Capital Management GP LLC	Director and Senior Vice President, Wells Capital Management GP LLC
525 Market Street, 10th Floor
San Francisco, CA 94105
Molly Festa McMillin Chief Financial Officer	Allspring Global Investments Holdings, LLC	Chief Financial Officer
525 Market Street, 12th Floor
San Francisco, CA 94105
	Allspring Funds Management, LLC	Chief Financial Officer
525 Market Street, 12th Floor
San Francisco, CA 94105
	Allspring Funds Distributor, LLC	Chief Financial Officer
525 Market Street, 12th Floor
San Francisco, CA 94105
Karin Lynn Brotman Chief Financial Officer	N/A	N/A

Brandywine Global Investment Management, LLC

Brandywine Global Investment Management, LLC (“Brandywine Global”) is a Sub-Adviser for the Registrant’s Catholic Values Equity Fund. The principal business address of Brandywine Global is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine Global is a registered investment adviser under the Advisers Act.

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During the last two fiscal years, no director, officer or partner of Brandywine Global has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Coho Partners, Ltd.

Coho Partners, Ltd. (“Coho”) is a Sub-Adviser for the Registrant’s Catholic Values Equity Fund. The principal business address of Coho is 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312. Coho is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Coho has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Fred Alger Management, LLC

Fred Alger Management, LLC (“Fred Alger”) is a Sub-Adviser for the Registrant’s Catholic Values Equity Fund. The principal business address of Fred Alger is 100 Pearl Street, 27th Floor, New York, New York 10004. Fred Alger is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is 100 Pearl Street, 27th Floor, New York, New York 10004.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Daniel C. Chung Chairman, President and Chief Executive Officer	Alger Associates, Inc.	President and Chief Executive Officer
	Alger Capital, LLC	President and Chief Executive Officer
	Alger Group Holdings, LLC	President and Chief Executive Officer
	Alger Apple Real Estate, LLC	President and Chief Executive Officer
	Alger Boulder I LLC	President and Chief Executive Officer
	Weatherbie Capital, LLC 265 Franklin Street, Suite 1603 Boston, Massachusetts 02110	Manager
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Director
	Alger SICAV	Director
	Alger International Holdings	Director and Chairman
	Alger Alternative Holdings, LLC	President, Chief Executive Officer and Manager
	Alger Alternative Holdings II, LLC	President, Chief Executive Officer and Manager
	Alger-Weatherbie Holdings, LLC 265 Franklin Street, Suite 1603 Boston, Massachusetts 02110	Chairman, President and Manager
	The Foundation for Alger Families	President and Director

9

Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer	Alger Associates, Inc.	Chief Financial Officer and Treasurer
	Fred Alger & Company, LLC	Chief Financial Officer, Treasurer and Senior Vice President
	Weatherbie Capital, LLC 265 Franklin Street, Suite 1603 Boston, Massachusetts 02110	Treasurer and Manager
	Alger-Weatherbie Holdings, LLC 265 Franklin Street, Suite 1603 Boston, Massachusetts 02110	Treasurer and Manager
	Alger International Holdings	Director
	Alger Alternative Holdings, LLC	Chief Financial Officer, Treasurer and Manager
	Alger Alternative Holdings II, LLC	Chief Financial Officer, Treasurer and Manager
	Alger Capital, LLC	Chief Financial Officer, Treasurer and Vice President
	Alger Group Holdings, LLC	Chief Financial Officer, Treasurer and Vice President
	Alger Apple Real Estate, LLC	Treasurer
	Alger Boulder I LLC	Treasurer
	The Foundation for Alger Families	Treasurer and Director

10

Hal Liebes Executive Vice President, Chief Operating Officer, Secretary and Managing Member	Fred Alger & Company, LLC	Managing Member
	Alger Associates, Inc.	Chief Operating Officer and Secretary
	Alger Alternative Holdings, LLC	Chief Operating Officer, Secretary and Manager
	Alger Alternative Holdings II, LLC	Chief Operating Officer, Secretary and Manager
	Alger SICAV	Director
	Alger International Holdings	Director
	Alger Dynamic Return Offshore Fund	Director
	Alger Capital, LLC	Vice President, Chief Operating Officer, Managing Member and Secretary
	Alger Group Holdings, LLC	Vice President, Chief Operating Officer, Managing Member and Secretary
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Executive Director and Chairman
	Weatherbie Capital, LLC 265 Franklin Street, Suite 1603 Boston, Massachusetts 02110	Manager and Secretary
	Alger Apple Real Estate LLC	Manager and Secretary
	Alger-Weatherbie Holdings, LLC 265 Franklin Street, Suite 1603 Boston, Massachusetts 02110	Manager and Secretary
	Alger Partners Investors I, LLC	Manager
	Alger Partners Investors II, LLC	Manager
	Alger Partners Investors KEIGF	Manager
	Alger Boulder I LLC	Secretary
	The Alger Family of Funds (including The Alger Funds, The Alger Funds II, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Portfolios, and The Alger ETF Trust)	President, Principal Executive Officer
	The Foundation for Alger Families	Director and Secretary

11

Tina Payne Senior Vice President, General Counsel, Chief Compliance Officer and Assistant Secretary	Fred Alger & Company, LLC	Senior Vice President, General Counsel and Secretary
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Chief Compliance Officer
	Weatherbie Capital, LLC 265 Franklin Street, Suite 1603 Boston, Massachusetts 02110	Assistant Secretary
	Alger-Weatherbie Holdings, LLC 265 Franklin Street, Suite 1603 Boston, Massachusetts 02110	Assistant Secretary
	Alger Alternative Holdings, LLC	Assistant Secretary
	Alger Alternative Holdings II, LLC	Assistant Secretary
	Alger Group Holdings, LLC	Vice President and Assistant Secretary
	The Alger Family of Funds (including The Alger Funds, The Alger Funds II, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Portfolios, and The Alger ETF Trust)	Secretary, Chief Compliance Officer, Chief Legal Officer

Income Research & Management

Income Research & Management (“IR+M”) is a Sub-Adviser for the Registrant’s Catholic Values Fixed Income Fund. The principal business address of IR+M is 100 Federal Street, 30th Floor, Boston, Massachusetts 02110. IR+M is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of IR+M has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Lazard Asset Management LLC

Lazard Asset Management LLC ("Lazard") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Lazard has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Leeward Investments, LLC

Leeward Investments, LLC (“Leeward”) is a Sub-Adviser for the Registrant’s Catholic Values Fixed Income Fund. The principal business address of Leeward is One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108. Leeward is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Leeward has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Parametric Portfolio Associates LLC

Parametric Portfolio Associates LLC (“Parametric”) is a Sub-Adviser for the Registrant’s Catholic Values Equity Fund. The principal business address of Parametric is 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104. Parametric is a registered investment adviser under the Advisers Act.

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Outside business activities of the Executive Committee members vary and range from 0 to 8 hours of dedication each month.

To assist Parametric in assessing the existence of any potential conflicts of interest with Parametric or any client, employees must disclose all outside business activities to Parametric’s CCO and his or her designated manager for review and approval. Outside activities that present a conflict of interest with Parametric or its clients are generally not approved. Material outside business activities are disclosed in Item 10 of Parametric’s Form ADV Part 2A.

Western Asset Management Company, LLC

Western Asset Management Company, LLC (“Western Asset”) is a Sub-Adviser for the Registrant’s Catholic Values Fixed Income Fund. Western Asset is a direct wholly-owned subsidiary of Franklin Resources, Inc (“Resources”) and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries, and/or other Resources sponsored investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162). Western Asset is located at 385 E. Colorado Blvd, Pasadena, CA 91101.

Western Asset Management Company Limited

Western Asset Management Company Limited (“Western Asset Limited”) is a Sub-Adviser for the Registrant’s Catholic Values Fixed Income Fund. Western Asset Limited is a direct wholly-owned subsidiary of Franklin Resources, Inc (“Resources”) and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Asset Limited have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries, and/or other Resources sponsored investment companies. The names and titles of the officers and directors of Western Asset Limited are listed in Schedules A and D of Form ADV filed by Western Asset Limited pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-21068). Western Asset Limited is located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom.

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Item 32.  Principal Underwriter.

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser. The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	February 16, 2011
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
The Advisors' Inner Circle Fund III	February 12, 2014
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Fund	March 22, 2021

14

Catholic Responsible Investments Funds	November 17, 2021
SEI Enhanced U.S. Large Cap Momentum Factor ETF	May 18, 2022
SEI Enhanced U.S. Large Cap Quality Factor ETF	May 18, 2022
SEI Enhanced U.S. Large Cap Value Factor ETF	May 18, 2022
SEI Enhanced Low Volatility U.S. Large Cap ETF	May 18, 2022

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

(c) Not applicable.

Item 33. Location of Accounts and Records:

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

SEI Catholic Values Trust

One Freedom Valley Drive

Oaks, Pennsylvania 19456

15

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

U.S. Bank National Association

425 Walnut Street

Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109-3661

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Allspring Global Investments, LLC

525 Market Street

12th Floor

San Francisco, California 94105

Brandywine Global Investment Management, LLC

1735 Market Street

Suite 1800

Philadelphia, Pennsylvania 19103

Coho Partners, Ltd.

300 Berwyn Park, 801 Cassatt Road

Suite 100

Berwyn, Pennsylvania 19312

Copeland Capital Management, LLC

161 Washington Street,

Suite 135

Conshohocken, Pennsylvania 19428

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, New York 10004

Income Research & Management

100 Federal Street

30th Floor

Boston, Massachusetts 02110

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

Leeward Investments, LLC

One Boston Place, 201 Washington Street

29th Floor

Boston, Massachusetts 02108

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Parametric Portfolio Associates LLC

800 Fifth Avenue

Suite 2800

Seattle, Washington 98104

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square, Primrose Street

London EC2A 2EN, United Kingdom

Item 34. Management Services:

None.

Item 35. Undertakings:

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 12 to Registration Statement No. 333-200973 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of June, 2022.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.		SEI CATHOLIC VALUES TRUST
	BY:	/S/ ROBERT A. NESHER
Robert A. Nesher Trustee, President & Chief Executive Officer

*	Trustee	June 28, 2022
William Doran

*	Trustee	June 28, 2022
Nina Lesavoy

*	Trustee	June 28, 2022
James M. Williams

*	Trustee	June 28, 2022
Mitchell A. Johnson

*	Trustee	June 28, 2022
Hulbert L. Harris, Jr.

*	Trustee	June 28, 2022
Susan C. Cote

*	Trustee	June 28, 2022
James B. Taylor

*	Trustee	June 28, 2022
Christine Reynolds

/s/ Robert A. Nesher	Trustee, President & Chief Executive Officer	June 28, 2022
Robert A. Nesher

/s/ Ankit Puri	Controller & Chief Financial Officer	June 28, 2022
Ankit Puri

*By:	/s/ Robert A. Nesher
Robert A. Nesher
Attorney-in-Fact

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EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(2)	Investment Sub-Advisory Agreement, dated November 1, 2021, between SIMC and Allspring Global Investments, LLC with respect to the Catholic Values Equity Fund

EX-99.B (d)(7)	Amended Schedule B, as last revised March 24, 2022, to the Investment Sub-Advisory Agreement, dated September 11, 2019, between SIMC and Copeland Capital Management, LLC with respect to the Catholic Values Equity Fund

EX-99.B(d)(11)	Amended Schedule B, as last revised April 1, 2022, to the Investment Sub- Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the Catholic Values Equity Fund

EX-99.B(d)(12)	Investment Sub-Advisory Agreement, dated March 1, 2022, between SIMC and Leeward Investments, LLC with respect to the Catholic Values Equity Fund

EX-99.B(g)(4)	Schedule of Global Custody Services and Charges, dated July 1, 2021, to the Custodian Agreement between the Trust and Brown Brothers Harriman & Co.

EX-99.B(i)	Opinion and Consent of Counsel

EX-99.B(j)	Consent of Independent Registered Public Accounting Firm

EX-99.B(p)(1)	Code of Ethics for the Registrant, as last revised March 2022

EX-99.B(p)(2)	Code of Ethics for SIMC, dated August 23, 2021

EX-99.B(p)(3)	Code of Ethics for SIDCo., dated August 21, 2020

EX-99.B(p)(4)	Code of Ethics for SIGFS, dated October 2021

EX-99.B(p)(5)	Code of Ethics for Allspring Global Investments LLC, dated November 1, 2021

EX-99.B(p)(7)	Code of Ethics for Coho Partners, Ltd., dated January 1, 2022

EX-99.B(p)(10)	Code of Ethics for Income Research & Management, dated January 15, 2015

EX-99.B(p)(11)	Code of Ethics for Lazard Asset Management LLC, dated July 2020

EX-99.B(p)(12)	Code of Ethics for Leeward Investments, LLC, dated November 2021

EX-99.B(p)(13)	Code of Ethics for Parametric Portfolio Associates LLC, dated January 1, 2022

EX-99.B(p)(14)	Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated June 30, 2021

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

19